UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Investment Grade Bond Fund

5.31.2006 **Annual Report**

John Hancock

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 21

Trustees & officers
page 41

For more information
page 45

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant market pullback that continued into June, erasing much of the earlier gains. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, made little headway over the last 12 months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2006. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks a
high level of current
income, consistent
with preservation of
capital and mainte-
nance of liquidity, by
normally investing
at least 80% of its
assets in invest-
ment-grade bonds
(securities rated
from AAA to BBB).

Over the last twelve months

*	As rising interest rates pushed both short- and long-term bond yields higher, bond prices fell.

*	Higher-quality bonds made little progress, while lower-quality, high yield bonds produced strong gains.

*	The Fund benefited from being positioned for rising interest rates, but lost some ground from its defensive stance within the mortgage sector.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 issuers
22.7%	Federal National Mortgage Assn.
11.7%	Federal Home Loan Mortgage Corp.
11.7%	United States Treasury
3.5%	JP Morgan Chase
2.9%	Countrywide Home Loans
1.9%	Goldman Sachs Group, Inc.
1.9%	Bank of America
1.7%	Citigroup, Inc.
1.4%	GMAC
1.1%	Bear Stearns Co., Inc.

As a percentage of net assets on May 31, 2006.

1

BY BARRY H. EVANS, CFA, HOWARD C. GREENE, CFA, AND JEFFREY N. GIVEN, CFA, FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK Investment Grade Bond Fund

The bond market made little headway during the year ended May 31, 2006. Bond yields rose, as the federal funds rate — a key short-term interest rate — climbed to 5% by the period’s end, up from 3% a year earlier. As interest rates went up, bond prices, which move in the opposite direction, fell. Further impeding the market was strong economic growth, which — coupled with high energy and commodity prices — triggered inflation concerns. Inflation worries bond investors because it erodes their fixed-income returns. Offsetting some of these concerns was the slowdown in house appreciation, which many investors expected to dampen consumer spending and economic growth.

“The bond market made little headway during the year ended May 31, 2006.”

Performance review

In this less-than-favorable environment, total returns, which consist of both reinvested interest income and changes in bond prices, were disappointing across nearly all sectors of the bond market. The Lehman Brothers Aggregate Bond Index closed the year ended May 31, 2006, with a total return of –0.48% . Over the same 12-month period, John Hancock Investment Grade Bond Fund’s Class A, Class B, Class C and Class I shares produced total returns of –0.96%, –1.70%, –1.70% and –0.51%, respectively at net asset value. The Morningstar intermediate term bond fund category average returned –0.43% over the same period.1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

The Fund had a higher quality focus than many of its peers, which hampered relative returns as an improving economy helped lower-quality, high-yielding issues to produce strong gains.

2

Positioned for rising interest rates

We positioned the Fund with the expectation that interest rates would continue to climb. For most of the year, the Fund was less sensitive to interest rate changes than the Lehman Brothers index. As interest rates rose, this meant that the prices of the Fund’s bonds fell less than those in the index. The Fund also maintained a much higher stake than the index in mortgage-backed securities, which offer a slight yield advantage over comparable maturity Treasuries. Mortgage bonds fared well as interest rates moved steadily higher and prepayment rates slowed. Prepayments occur when homeowners pay off their mortgages before their due dates, causing bond holders to lose income.

Within the mortgage sector, we took a defensive stance, which cost the Fund some ground. We focused on 15-year traditional mortgage bonds and added a stake in hybrid adjustable-rate mortgages (ARMs). The ARMs lock in an interest rate for a predetermined time and then periodically reset. Hybrid ARMs offer a yield advantage over traditional ARMs without incurring much more interest rate risk. Neither the 15-year bonds nor hybrid ARMs performed quite as well as 30-year bonds over the period. We also added to the Fund’s stake in commercial mortgage-backed securities (CMBS) when a glut of supply last fall caused their prices to decline. CMBS, which offer added yield over Treasuries, are high-quality mortgages issued for large commercial buildings, such as office buildings or shopping malls.

“Within the mortgage sector, we took a defensive stance, which cost the Fund some ground.”

Reducing stake in the government sector

We decreased the Fund’s investment in both Treasuries and bonds issued by government agencies. In the Treasury sector, we began the period owning longer-maturity securities and shorter-maturity issues, with not much in between. This barbell strategy worked well as short-term yields rose faster than long-term yields. As the difference between short- and long-term yields narrowed, we trimmed 30-year bonds and moved into five- to seven-year Treasuries and Treasury Inflation Protected securities (TIPs). We thought the difference between short- and long-term yields would eventually start to widen again, so we wanted the

3

Industry
distribution[2]

Government —
U.S. agency	35%

Financials	29%

Government —
U.S.	12%

Mortgage
bonds	7%

Utilities	4%

Consumer
discretionary	3%

Telecommunication
services	3%

Industrials	1%

Health care	1%

All other	3%

Fund to be more laddered or evenly distributed across maturities. We also believed we had reaped most of the benefit from a barbell position. We bought TIPs because their principal and interest are tied to inflation rates. In the agency sector, we sold short-callable issues as they approached their call (or redemption) dates and lost some of their yield advantage.

High quality focus in corporate sector

The Fund maintained a sizable stake — roughly 30% of assets at period end — in corporate bonds with investment-grade ratings. We modestly increased our stake in finance, as we looked for sectors focused on maintaining their high credit ratings. We decreased the Fund’s exposure to sectors where spreads — the difference between corporate and Treasury yields — had tightened or narrowed. Among our sales were bonds issued by wireline telecommunications services companies, which came under increased competitive pressure from the cell-phone industry.

Standouts from the corporate sector included Continental Airlines Inc.’s Enhanced Equipment Trust Certificates. These bonds rallied nicely as airline passenger loads and profitability increased, boosting the valuations of the airlines that back the securities. The biggest disappointments were longer-maturity bonds, including those issued by both Markel Corp., an insurer, and Cingular Wireless, which we sold. As interest rates rose, the prices on these bonds declined more than prices on shorter-maturity issues.

4

“We expect the Fed to pause at some point in its campaign to raise interest rates, taking some pressure off the bond market.”

Potential for more positive environment

We expect the Fed to pause at some point in its campaign to raise interest rates, taking some pressure off the bond market. We think this pause will occur as economic growth moderates from the levels of early 2006. By the end of May, initial jobless claims had already inched higher, and consumer confidence had dropped modestly. While manufacturing gauges remained positive, they were not quite as positive as they had been earlier in the year. A slowdown in home price appreciation along with higher energy prices could further dampen economic growth. In this environment, we think bond holders will be able to earn their coupons (or stated interest rates) without worrying as much about price declines. Bond yields may still fluctuate, but we think they will most likely stay within a range. To prepare for this environment, we started bringing the Fund’s interest rate sensitivity more in line with the index’s, while maintaining significant exposure to mortgage bonds and high-quality corporate issues.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2006.

5

A LOOK AT PERFORMANCE For the period ended May 31, 2006

	Class A	Class B	Class C	Class I1
Inception date	12-31-91	12-31-91	4-1-99	7-28-03

Average annual returns with maximum sales charge (POP)

One year	–5.38%	–6.43%	–2.64%	–0.51%

Five years	3.59	3.42	3.76	—

Ten years	5.28	5.15	—	—

Since inception	—	—	4.27	2.80

Cumulative total returns with maximum sales charge (POP)

One year	–5.38	–6.43	–2.64	–0.51

Five years	19.27	18.29	20.25	—

Ten years	67.36	65.29	—	—

Since inception	—	—	34.89	8.17

SEC 30-day yield as of May 31, 2006

	4.54	4.05	4.01	5.06

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1For certain types of investors as described in the Fund’s Class I share prospectus.

6

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Lehman Brothers Aggregate Bond Index.

	Class B1	Class C1	Class I2
Period beginning	5-31-96	4-1-99	7-28-03

Investment Grade Bond Fund	$16,529	$13,489	$10,817

Index	18,486	14,685	10,855

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of May 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I share prospectus.

7

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

*  Transaction costs which include sales charges (loads) on
purchases or redemptions (varies by share class), minimum
account fee charge, etc.

*  Ongoing operating expenses including management
fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 30,
2005, with the same investment held until May 31, 2006.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$998.70	$4.80
Class B	995.00	8.48
Class C	995.00	8.48
Class I	1,000.90	3.00

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,020.10	$4.85
Class B	1,016.40	8.57
Class C	1,016.40	8.57
Class I	1,021.90	3.03

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 1.71%, 1.71% and 0.61% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on May 31, 2006

This schedule is divided into four main categories: bonds, U.S. government and agencies securities, options and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 52.11%					$71,012,082
(Cost $73,246,944)
Airlines 0.09%					115,562

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A	6.545%	02-02-19	A–	$116	115,562
Asset Management & Custody Banks 0.79%					1,074,173

Rabobank Capital Fund II,
Perpetual Bond (5.260% to 12-31-13
then variable) (L)(S)	5.260	12-29-49	AA	1,130	1,074,173
Broadcasting & Cable TV 1.20%					1,637,262

Clear Channel Communications, Inc.,
Note	5.500	09-15-14	BBB–	260	237,840

Comcast Cable Communications Holdings,
Gtd Note	8.375	03-15-13	BBB+	750	836,195

Comcast Corp.,
Gtd Note	5.900	03-15-16	BBB+	255	246,437

Cox Communications, Inc.,
Note	7.125	10-01-12	BBB–	305	316,790
Casinos & Gaming 0.50%					677,413

Harrah’s Operating Co., Inc.,
Gtd Sr Note	5.500	07-01-10	BBB–	525	515,428

Mashantucket West Pequot,
Bond (S)	5.912	09-01-21	BBB–	175	161,985
Consumer Finance 2.45%					3,334,291

Ford Motor Credit Co.,
Note	7.375	10-28-09	BBB–	705	649,366

HSBC Finance Capital Trust IX,
Note (5.911% to 11-30-15
then variable)	5.911	11-30-35	BBB+	500	481,606

See notes to financial statements.

10

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Consumer Finance (continued)

ING Capital Funding Trust III,
Perpetual Bond (8.439% to
12-31-10 then variable)	8.439%	12-29-49	A–	$1,000	$1,099,415

UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to
10-01-10 then variable)	8.622	10-29-49	AA–	1,000	1,103,904
Department Stores 0.24%					327,959

J.C. Penney Co., Inc.,
Deb	7.650	08-15-16	BBB–	300	327,959
Diversified Banks 0.53%					726,518

BNP Paribas Capital Trust,
Sub Bond (9.003% to 10-27-10
then variable) (S)	9.003	12-29-49	A+	340	380,168

Chuo Mitsui Trust & Banking Co. Ltd.,
Perpetual Sub Note (5.506% to
04-15-15 then variable) (Japan) (S)	5.506	12-15-49	Baa2	370	346,350
Diversified Commercial Services 0.37%					508,190

Hutchison Whampoa International Ltd.,
Gtd Sr Note (Cayman Islands) (S)	6.500	02-13-13	A–	500	508,190
Diversified Financial Services 1.26%					1,720,921

CIT Group, Inc.,
Sr Note	5.600	04-27-11	A	500	496,433

Nissan Motor Acceptance Corp.,
Sr Note (S)	5.625	03-14-11	BBB+	385	379,859

St. George Funding Co.,
Perpetual Bond (8.485% to
06-30-17 then variable) (Australia) (S)	8.485	12-31-49	Baa1	795	844,629
Drug Retail 0.17%					230,672

Allergan, Inc.,
Note (S)	5.750	04-01-16	A	235	230,672
Electric Utilities 4.68%					6,374,302

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	1,020	1,136,107

BVPS II Funding Corp.,
Collateralized Lease Bond	8.330	12-01-07	BB+	469	482,329

DTE Energy Co.,
Sr Note Ser B	6.350	06-01-16	Baa2	345	343,863

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	247	236,854

HQI Transelect Chile SA,
Sr Note (Chile)	7.875	04-15-11	A–	800	849,152

See notes to
financial statements.

11

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Electric Utilities (continued)

Kansas Gas & Electric Co.,
Bond	5.647%	03-29-21	BB–	$275	$259,859

Monterrey Power SA de CV,
Sr Sec Bond (Mexico) (S)	9.625	11-15-09	BBB	388	419,037

Pepco Holdings, Inc.,
Note	6.450	08-15-12	BBB	325	331,345

PPL Energy Supply LLC,
Sr Note Ser A	6.400	11-01-11	BBB	365	372,776

Progress Energy, Inc.,
Sr Note	6.850	04-15-12	BBB–	160	167,465

System Energy Resources, Inc.,
Sec Bond (S)	5.129	01-15-14	BBB	818	788,614

TransAlta Corp.,
Note (Canada)	5.750	12-15-13	BBB–	500	486,470

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB–	490	500,431
Electronic Equipment Manufacturers 0.37%					504,014

Thomas & Betts Corp.,
Sr Note	7.250	06-01-13	BBB–	480	504,014
Food Distributors 0.23%					310,421

Tyson Foods, Inc.,
Sr Note	6.600	04-01-16	BBB	315	310,421
Gas Utilities 0.30%					405,655

Energy Transfer Partners,
Gtd Sr Note (G)	5.950	02-01-15	BBB–	420	405,655
Health Care Facilities 0.26%					359,015

Manor Care, Inc.,
Gtd Note	6.250	05-01-13	BBB	365	359,015
Health Care Services 0.58%					790,822

Health Management Associates, Inc.,
Sr Sub Note	6.125	04-15-16	A–	455	446,896

WellPoint, Inc.,
Bond	5.250	01-15-16	BBB+	365	343,926
Hotels, Resorts & Cruise Lines 0.74%					1,009,254

Hyatt Equities LLC,
Note (S)	6.875	06-15-07	BBB	1,000	1,009,254
Industrial Machinery 0.31%					420,442

Kennametal, Inc.,
Sr Note	7.200	06-15-12	BBB	400	420,442

See notes to
financial statements.

12

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Insurance Brokers 0.33%					$446,181

Mantis Reef Ltd.,
Note (Australia) (S)	4.692%	11-14-08	A–	$460	446,181
Integrated Oil & Gas 0.30%					413,438

Pemex Project Funding Master Trust,
Gtd Note	9.125	10-13-10	BBB	375	413,438
Integrated Telecommunication Services 1.54%					2,092,521

AT&T Corp.,
Gtd Sr Note	8.000	11-15-31	A	300	345,640

Bellsouth Corp.,
Bond	6.550	06-15-34	A	250	240,371
Deb	6.300	12-15-15	A	484	487,965

SBC Communications Capital Corp.,
Note Ser E	7.000	10-01-12	A	1,000	1,018,545
Investment Banking & Brokerage 1.48%					2,023,470

Citicorp,
Sub Note	7.250	10-15-11	A+	500	533,688

Goldman Sachs Group, Inc. (The),
Sr Note	5.350	01-15-16	A+	380	359,309

Lehman Brothers Holdings, Inc.,
Med Term Note Ser H	5.500	04-04-16	A+	345	331,703

Merrill Lynch & Co., Inc.,
Sub Note	6.050	05-16-16	A	335	333,514

Mizuho Finance,
Gtd Sub Bond (Cayman Islands)	8.375	12-29-49	A2	440	465,256
Life & Health Insurance 0.59%					810,393

AmerUs Group Co.,
Sr Note	6.583	05-16-11	Baa3	250	251,168

Phoenix Cos., Inc. (The),
Bond	6.675	02-16-08	BBB	295	295,958

Phoenix Life Insurance,
Note (S)	7.150	12-15-34	BBB+	270	263,267
Movies & Entertainment 0.19%					261,158

Viacom, Inc.,
Sr Note (S)	6.875	04-30-36	BBB	270	261,158
Multi-Line Insurance 0.79%					1,075,854

American International Group,
Note (S)	5.050	10-01-15	AA	500	469,117

Horace Mann Educators Corp.,
Sr Note	6.850	04-15-16	BBB	205	202,531

Zurich Capital Trust I,
Gtd Cap Security (S)	8.376	06-01-37	A–	380	404,206

See notes to
financial statements.

13

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Multi-Media 0.54%					$740,189

News America Holdings,
Deb	9.500%	07-15-24	BBB–	$600	740,189
Oil & Gas Exploration & Production 0.13%					175,819

Premcor Refining Group, Inc.,
Sr Note	9.500	02-01-13	BBB–	160	175,819
Oil & Gas Refining & Marketing & Transportation 0.48%					653,344

Enterprise Products Operating LP,
Gtd Sr Note Ser B	6.375	02-01-13	BB+	655	653,344
Paper Products 0.15%					202,697

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	210	202,697
Pharmaceuticals 0.72%					978,708

Wyeth,
Note	5.500	03-15-13	A	1,000	978,708
Property & Casualty Insurance 0.48%					658,053

Markel Corp.,
Sr Note	7.350	08-15-34	BBB–	340	330,471

Ohio Casualty Corp.,
Sr Note	7.300	06-15-14	BB+	320	327,582
Real Estate Management & Development 1.18%					1,605,098

Chelsea Property Group,
Note	6.000	01-15-13	BBB+	385	384,148

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	210	204,516

HRPT Properties Trust,
Sr Note	5.750	11-01-15	BBB	470	451,900

Post Apartment Homes,
Sr Note	5.125	10-12-11	BBB	585	564,534
Regional Banks 1.33%					1,813,058

Crestar Capital Trust I,
Gtd Cap Security	8.160	12-15-26	A–	590	619,540

Greater Bay Bancorp,
Sr Note Ser D	5.125	04-15-10	BBB–	645	627,703

HSBC Capital Funding LP,
Perpetual Note (9.547% to 06-30-10
then variable) (Channel Islands) (S)	9.547	12-29-49	A–	500	565,815
Telecommunications Equipment 0.35%					470,780

Corning, Inc.,
Note	6.050	06-15-15	BBB–	485	470,780

See notes to
financial statements.

14

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Thrifts & Mortgage Finance 25.10%					$34,208,676

Banc of America Commercial Mortgage, Inc.,
Mtg Pass Thru Ctf
Ser 2005-4 Class A5A	4.933%	07-10-45	AAA	$1,500	1,404,782
Mtg Pass Thru Ctf Ser 2005-6 Class A4	5.182	09-10-47	AAA	560	536,449

Banc of America Funding Corp.,
Mtg Pass Thru Ctf
Ser 2006-B Class 6A1 (P)	5.901	03-20-36	AAA	655	652,473

Bear Stearns Adjustable Rate Mortgage Trust,
Mtg Pass Thru Ctf
Ser 2005-12 Class 22A1 (P)	5.762	02-25-36	AAA	645	643,230

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf
Ser 2006-1 Class 23A1 (P)	5.681	02-25-36	AAA	638	631,778

Bear Stearns Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf
Ser 2005-T20 Class A4A (P)	5.156	10-12-42	AAA	260	248,530

Chaseflex Trust,
Mtg Pass Thru Ctf Ser 2005-2 Class 4A1	5.000	05-25-20	AAA	819	785,020

Citigroup Mortgage Loan Trust, Inc.,
Mtg Pass Thru Ctf
Ser 2005-5 Class 2A3	5.000	08-25-35	AAA	426	417,413
Mtg Pass Thru Ctf
Ser 2005-10 Class 1A5A (P)	5.900	12-25-35	AAA	625	621,461

Citigroup Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 2005-5 Class 2A3	5.000	08-25-20	Aaa	808	783,066

Citigroup/Deutsche Bank Commercial
Mortgage Securities,
Mtg Pass Thru Ctf
Ser 2005-CD1 Class A4 (P)	5.226	07-15-44	AAA	385	370,288
Mtg Pass Thru Ctf
Ser 2005-CD1 Class C (P)	5.226	07-15-44	AA	185	176,349

Commercial Mortgage,
Mtg Pass Thru Ctf
Ser 2006-C7 Class A3 (N)	5.707	06-10-46	AAA	500	502,496

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf
Ser 2004-24CB Class 1A1	6.000	11-25-34	AAA	571	560,190
Mtg Pass Thru Ctf
Ser 2005-6 Class 2A1	5.500	04-25-35	Aaa	415	394,218
Mtg Pass Thru Ctf
Ser 2005-J1 Class 3A1	6.500	08-25-32	AAA	335	335,304

Countrywide Home Loans Servicing, LP,
Mtg Pass Thru Ctf
Ser 2005-21 Class A1	5.500	10-25-35	Aaa	2,820	2,728,877

See notes to
financial statements.

15

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

CS First Boston Mortgage Securities Corp.,
Mtg Pass Thru Ctf
Ser 2003-25 Class 2A1	4.500%	10-25-18	AAA	$300	$288,321
Mtg Pass Thru Ctf
Ser 2005-5 Class 1A1	5.000	07-25-20	AAA	399	380,971

DB Master Finance LLC,
Mtg Pass Thru Ctf
Ser 2006-1 Class A2	5.779	06-20-31	AAA	190	190,059

First Horizon Alternative Mortgage Securities,
Mtg Pass Thru Ctf
Ser 2004-AA5 Class B1 (P)	5.237	12-25-34	AA	995	974,552
Mtg Pass Thru Ctf
Ser 2006-AA2 Class B1 (P)	6.269	05-25-36	AA	185	184,560

Global Signal Trust,
Sub Bond Ser 2004-2A Class D (S)	5.093	12-15-14	Baa2	265	257,944
Sub Bond Ser 2006-1 Class E (S)	6.495	02-15-36	Baa3	235	234,416

GMAC Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf
Ser 2002-C1 Class A1	5.785	11-15-39	AAA	1,332	1,333,580

GMAC Mortgage Corporation Loan Trust,
Mtg Pass Thru Ctf
Ser 2006-AR1 Class 2A1 (P)	5.665	04-19-36	AAA	632	625,712

Greenwich Capital Commercial Funding Corp.,
Mtg Pass Thru Ctf
Ser 2005-GG5 Class A2	5.117	04-10-37	AAA	765	750,441

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf
Ser 2004-9 Class B1 (G)(P)	4.520	08-25-34	AA	464	449,018
Mtg Pass Thru Ctf
Ser 2005-5F Class 6A1	5.000	05-25-20	AAA	410	395,103
Mtg Pass Thru Ctf
Ser 2005-8F Class 6A1	4.500	10-25-20	AAA	444	424,998
Mtg Pass Thru Ctf
Ser 2006-AR1 Class 3A1	5.436	01-25-36	AAA	1,027	1,008,003

Indymac Index Mortgage Loan Trust,
Mtg Pass Thru Ctf
Ser 2004-AR13 Class B1	5.296	01-25-35	AA	314	308,647
Mtg Pass Thru Ctf
Ser 2005-AR5 Class B1 (P)	5.415	05-25-35	AA	344	336,505
Mtg Pass Thru Ctf
Ser 2006-AR3 Class 3A1A (P)	6.197	04-25-36	AAA	619	619,576

JP Morgan Alternative Loan Trust,
Mtg Pass Thru Ctf
Ser 2006-A1 Class 4A1	6.092	03-25-36	AAA	792	791,320

See notes to
financial statements.

16

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

JP Morgan Chase Commercial Mortgage Security Corp.,
Mtg Pass Thru Ctf
Ser 2005-LDP3 Class A4B	4.996%	08-15-42	AAA	$1,000	$937,857
Mtg Pass Thru Ctf
Ser 2005-LDP4 Class B	5.129	10-15-42	Aa2	1,000	941,860

JP Morgan Mortgage Trust,
Mtg Pass Thru Ctf
Ser 2005-S2 Class 2A16	6.500	09-25-35	AAA	663	664,832
Mtg Pass Thru Ctf
Ser 2005-S3 Class 2A2	5.500	01-25-21	AAA	629	617,716

Lehman Mortgage Trust,
Mtg Pass Thru Ctf
Ser 2005-1 Class 6A1	5.000	11-25-20	AAA	584	566,223

Merrill Lynch Mortgage Trust,
Mtg Pass Thru Ctf
Ser 2005-CKI1 Class A6 (P)	5.240	11-12-37	AAA	530	510,087

Morgan Stanley Capital I,
Mtg Pass Thru Ctf
Ser 2005-HQ7 Class A4	5.205	11-14-42	AAA	520	499,446
Mtg Pass Thru Ctf
Ser 2005-IQ10 Class A4A	5.230	09-15-42	AAA	755	722,316

Prime Mortgage Trust,
Mtg Pass Thru Ctf
Ser 2005-2 Class 1A2	5.000	07-25-20	Aaa	890	871,976

Provident Funding Mortgage Loan Trust,
Mtg Pass Thru Ctf
Ser 2005-1 Class B1 (P)	4.367	05-25-35	AA	214	203,802

Renaissance Home Equity Loan Trust,
Mtg Pass Thru Ctf
Ser 2005-2 Class AF3	4.499	08-25-35	AAA	440	429,025
Mtg Pass Thru Ctf
Ser 2005-2 Class AF4	4.934	08-25-35	AAA	420	401,406

Residential Accredit Loans, Inc.,
Mtg Pass Thru Ctf
Ser 2005-QA12 Class NB5 (P)	5.997	12-25-35	AAA	595	597,616
Mtg Pass Thru Ctf
Ser 2006-QA1 Class A31	6.305	01-25-36	AAA	843	844,703

Residential Asset Securitization Trust,
Mtg Pass Thru Ctf
Ser 2006-A7CB Class 2A1	6.500	07-25-36	AAA	700	703,500

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class A (S)	5.369	11-15-35	Aaa	200	196,839
Sub Bond Ser 2005-1A Class B (S)	5.565	11-15-35	Aa2	200	197,473

See notes to
financial statements.

17

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Thrifts & Mortgage Finance (continued)

SBA CMBS Trust, (continued)
Sub Bond Ser 2005-1A Class D (S)	6.219%	11-15-35	Baa2	$200	$199,189
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	110	110,395

Washington Mutual Alternative Loan Trust,
Mtg Pass Thru Ctf
Ser 2005-6 Class 1CB	6.500	08-25-35	AAA	494	494,780

Washington Mutual, Inc.,
Mtg Pass Thru Ctf
Ser 2005-AR4 Class B1 (P)	4.676	04-25-35	AA	964	921,861

Wells Fargo Mortgage Backed Securities Trust,
Mtg Pass Thru Ctf
Ser 2004-7 Class 2A2	5.000	07-25-19	AAA	425	409,447
Mtg Pass Thru Ctf
Ser 2005-AR2 Class 3A1 (P)	4.945	03-25-35	Aaa	842	820,677

Wireless Telecommunication Services 1.36%					1,855,759

America Movil SA de CV,
Sr Note (Mexico)	5.750	01-15-15	BBB	500	470,347

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D	5.612	06-15-35	Baa2	765	749,346

Embarq Corp.,
Note	6.738	06-01-13	BBB–	150	150,188

Nextel Communications, Inc.,
Sr Note Ser F	5.950	03-15-14	A–	500	485,878

U.S. government and agencies securities 46.29%					$63,090,587

(Cost $65,359,954)

Government U.S. 11.67%					15,904,290

United States Treasury,
Bond (L)	6.875%	08-15-25	AAA	$2,730	3,222,680
Bond (L)	5.375	02-15-31	AAA	1,860	1,881,215
Inflation Indexed Note (L)	3.500	01-15-11	AAA	3,260	3,434,874
Note (L)	5.125	05-15-16	AAA	370	370,289
Note (L)	5.000	08-15-11	AAA	2,500	2,498,242
Note	4.875	04-30-11	AAA	1,500	1,488,925
Note (L)	4.250	11-15-13	AAA	3,175	3,008,065

Government U.S. Agency 34.62%					47,186,297

Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf	8.500	06-01-06	AAA	1	1,618
15 Yr Pass Thru Ctf	7.500	05-01-16	AAA	956	994,596
30 Yr Adj Rate Pass Thru Ctf (P)	5.285	12-01-35	AAA	1,298	1,258,889
30 Yr Pass Thru Ctf	6.000	12-01-35	AAA	2,389	2,362,649
30 Yr Pass Thru Ctf	5.164	11-01-35	AAA	1,327	1,287,852
30 Yr Pass Thru Ctf	5.078	12-01-35	AAA	2,384	2,290,694

See notes to
financial statements.

18

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Government U.S. Agency (continued)

Federal Home Loan Mortgage Corp., (continued)
CMO REMIC 2489-PE	6.000%	08-15-32	AAA	$1,871	$1,849,534
CMO REMIC 2640-WA	3.500	03-15-33	AAA	1,825	1,740,356
CMO REMIC 3033-JH	5.000	06-15-32	AAA	429	417,063
CMO REMIC 3046-BA	5.000	10-15-24	AAA	1,783	1,736,276
Note	5.300	11-17-10	AAA	1,000	986,131
Note	5.100	11-14-08	AAA	1,000	991,479

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	04-01-17	AAA	590	606,472
15 Yr Pass Thru Ctf	5.500	11-01-20	AAA	1,832	1,804,982
15 Yr Pass Thru Ctf	5.000	09-01-19	AAA	966	935,218
15 Yr Pass Thru Ctf	5.000	10-01-19	AAA	797	770,250
15 Yr Pass Thru Ctf	4.500	06-01-18	AAA	3,229	3,065,442
30 Yr Adj Rate Pass Thru Ctf (P)	6.120	03-01-27	AAA	35	35,827
30 Yr Adj Rate Pass Thru Ctf (P)	5.850	03-01-14	AAA	4	4,029
30 Yr Adj Rate Pass Thru Ctf (P)	5.850	06-01-14	AAA	14	14,257
30 Yr Adj Rate Pass Thru Ctf (P)	5.500	01-01-33	AAA	3,497	3,381,441
30 Yr Adj Rate Pass Thru Ctf (P)	5.000	08-01-35	AAA	1,317	1,236,087
30 Yr Pass Thru Ctf	6.000	09-01-35	AAA	4,369	4,319,659
30 Yr Pass Thru Ctf	6.000	05-01-36	AAA	400	395,702
30 Yr Pass Thru Ctf	5.500	11-01-34	AAA	1,305	1,260,048
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	1,425	1,373,333
30 Yr Pass Thru Ctf	5.500	02-01-36	AAA	2,870	2,765,546
30 Yr Pass Thru Ctf	5.000	08-01-35	AAA	2,419	2,270,748
30 Yr Pass Thru Ctf	5.000	04-01-36	AAA	2,572	2,412,751
30 Yr Pass Thru Ctf	4.500	09-01-35	AAA	1,377	1,252,309
CMO REMIC 2003-49-JE (G)	3.000	04-25-33	AAA	869	754,059
CMO REMIC 2003-58-AD (G)	3.250	07-25-33	AAA	609	541,978
Note (L)	5.125	12-15-08	AAA	1,755	1,740,455

Government National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	04-15-13	AAA	313	328,567

	Number of	Exercise	Expiration
Issuer	contracts	price	date	Value

Options 0.00%				$1,875

(Cost $8,405)
CALLS

U.S. 10-Year Treasury Note Futures	40	$109	Sep 06	1,875

See notes to financial statements.

19

F I N A N C I A L    S TAT E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.26%			$359,000

(Cost $359,000)
Joint Repurchase Agreement 0.26%			359,000

Investment in a joint repurchase agreement
transaction with Bank of America. —
Dated 5-31-06, due 6-1-06 (Secured by
U.S. Treasury Inflation Indexed Bonds 3.625%,
due 4-15-28 and 2.375%, due 1-15-25, and
U.S. Treasury Inflation Indexed Note 4.250%,
due 1-15-10)	4.900%	$359	359,000

Total investments 98.66%			$134,463,544

Other assets and liabilities, net 1.34%			$1,823,328

Total net assets 100.00%			$136,286,872

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(L) All or a portion of this security is on loan as of May 31, 2006.

(N) This security having an aggregate value of $502,496 or 0.37% of the Fund’s net assets, has been purchased on a when-issued basis. The purchase price and the interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of its when-issued commitments.

Accordingly, the market value of $515,946 of Federal National Mortgage Assn., 30 Yr Pass Thru Ctf, 5.000%, 04-01-36 has been segregated to cover the when-issued commitment.

(P) Represents rate in effect on May 31, 2006.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such security securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $9,985,785 or 7.33% of the Fund’s net assets as of May 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

20

F I N A N C I A L    S TAT E M E N T S

ASSETS AND
LIABILITIES

May 31, 2006

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value and
the maximum
offering price
per share.

Assets

Investments at value (cost $138,974,303)
including $16,400,738 of securities loaned	$134,463,544
Cash	5,848
Receivable for investments sold	2,126,511
Receivable for shares sold	58,944
Interest receivable	1,298,148
Cash segregated for futures contracts	26,355
Receivable from affiliates	18,820
Other assets	74,027
Total assets	138,072,197

Liabilities

Payable for investments purchased	1,028,330
Payable for shares repurchased	537,611
Payable for futures variation margin	13,359
Dividends payable	18,362
Payable to affiliates
Management fees	49,824
Distribution and service fees	8,168
Other payables and accrued expenses	129,671
Total liabilities	1,785,325

Net assets

Capital paid-in	147,217,159
Accumulated net realized loss on investments,
financial futures contracts and swap contracts	(6,474,638)
Net unrealized depreciation of investments
and financial futures contracts	(4,544,121)
Accumulated net investment income	88,472
Net assets	$136,286,872

Net asset value per share

Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($115,975,592 ÷ 12,178,775 shares)	$9.52
Class B ($13,380,119 ÷ 1,404,988 shares)	$9.52
Class C ($6,886,730 ÷ 723,213 shares)	$9.52
Class I ($44,431 ÷ 4,666 shares)	$9.52

Maximum offering price per share

Class A1 ($9.52 ÷ 95.5%)	$9.97

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

21

F I N A N C I A L S TAT E M E N T S

OPERATIONS

For the year ended
May 31, 2006

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income

Interest	$8,021,829
Securities lending	39,428
Total investment income	8,061,257

Expenses

Investment management fees	613,988
Class A distribution and service fees	318,318
Class B distribution and service fees	184,493
Class C distribution and service fees	76,979
Class A, B and C transfer agent fees	344,023
Class I transfer agent fees	11
Custodian fees	63,786
Registration and filing fees	56,191
Printing	47,212
Accounting and legal services fees	35,568
Professional fees	28,990
Miscellaneous	15,719
Trustees’ fees	10,759
Compliance fees	6,508
Securities lending fees	1,685
Interest	1,156
Total expenses	1,805,386
Less expense reductions	(60,602)
Net expenses	1,744,784
Net investment income	6,316,473

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(2,402,053)
Financial futures contracts	38,902
Swap contracts	(1,393)
Change in net unrealized appreciation (depreciation) of
Investments	(5,544,203)
Financial futures contracts	(33,362)
Net realized and unrealized loss	(7,942,109)
Decrease in net assets from operations	($1,625,636)

See notes to financial statements.

22

F I N A N C I A L    S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	5-31-05[1]	5-31-06

Increase (decrease) in net assets

From operations
Net investment income	$6,552,492	$6,316,473
Net realized loss	(643,181)	(2,364,544)
Change in net unrealized
appreciation (depreciation)	3,860,312	(5,577,565)
Increase (decrease) in net assets
resulting from operations	9,769,623	(1,625,636)
Distributions to shareholders
From net investment income
Class A	(5,926,147)	(5,781,486)
Class B	(966,358)	(695,834)
Class C	(314,661)	(291,943)
Class I	(48)	(1,167)
	(7,207,214)	(6,770,430)
From Fund share transactions	(23,410,650)	(21,886,848)

Net assets
Beginning of period	187,418,027	166,569,786
End of period[2]	$166,569,786	$136,286,872

1 Audited by previous auditor.

2 Includes accumulated net investment income of $186,207 and $88,472, respectively.

See notes to financial statements.

23

F I N A N C I A L    H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance
Net asset value,
beginning of period	$9.64	$9.78	$10.47	$9.92	$10.06
Net investment income[3]	0.48	0.43	0.40	0.39	0.42
Net realized and unrealized
gain (loss) on investments	0.19	0.75	(0.50)	0.18	(0.51)
Total from
investment operations	0.67	1.18	(0.10)	0.57	(0.09)
Less distributions
From net investment income	(0.53)	(0.49)	(0.45)	(0.43)	(0.45)
Net asset value, end of period	$9.78	$10.47	$9.92	$10.06	$9.52
Total return[4] (%)	6.97	12.35	(0.97)	5.79[5]	(0.96)[5]

Ratios and supplemental data
Net assets, end of period
(in millions)	$159	$176	$144	$136	$116
Ratio of expenses
to average net assets (%)	1.02	1.03	1.03	1.03	1.00
Ratio of gross expenses
to average net assets[6] (%)	—	—	—	1.04	1.04
Ratio of net investment income
to average net assets (%)	4.93	4.30	3.92	3.86	4.25
Portfolio turnover (%)	573	693	312	222	160

See notes to financial statements.

24

F I N A N C I A L H I G H L I G H T S

CLASS B SHARES

Period ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance
Net asset value,
beginning of period	$9.64	$9.78	$10.47	$9.92	$10.06
Net investment income[3]	0.41	0.36	0.32	0.32	0.34
Net realized and unrealized
gain (loss) on investments	0.19	0.74	(0.50)	0.17	(0.50)
Total from
investment operations	0.60	1.10	(0.18)	0.49	(0.16)
Less distributions
From net investment income	(0.46)	(0.41)	(0.37)	(0.35)	(0.38)
Net asset value, end of period	$9.78	$10.47	$9.92	$10.06	$9.52
Total return[4] (%)	6.18	11.52	(1.71)	5.01[5]	(1.70)[5]

Ratios and supplemental data
Net assets, end of period
(in millions)	$35	$55	$33	$22	$13
Ratio of expenses
to average net assets (%)	1.77	1.78	1.78	1.78	1.75
Ratio of gross expenses
to average net assets[6] (%)	—	—	—	1.79	1.79
Ratio of net investment income
to average net assets (%)	4.18	3.54	3.17	3.12	3.47
Portfolio turnover (%)	573	693	312	222	160

See notes to financial statements.

25

F I N A N C I A L H I G H L I G H T S

CLASS C SHARES

Period ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance
Net asset value,
beginning of period	$9.64	$9.78	$10.47	$9.92	$10.06
Net investment income[3]	0.40	0.35	0.32	0.32	0.35
Net realized and unrealized
gain (loss) on investments	0.19	0.75	(0.50)	0.17	(0.51)
Total from
investment operations	0.59	1.10	(0.18)	0.49	(0.16)
Less distributions
From net investment income	(0.45)	(0.41)	(0.37)	(0.35)	(0.38)
Net asset value, end of period	$9.78	$10.47	$9.92	$10.06	$9.52
Total return[4] (%)	6.17	11.52	(1.71)	5.00[5]	(1.70)[5]

Ratios and supplemental data
Net assets, end of period
(in millions)	$7	$12	$10	$8	$7
Ratio of expenses
to average net assets (%)	1.77	1.78	1.78	1.78	1.75
Ratio of gross expenses
to average net assets[6] (%)	—	—	—	1.79	1.79
Ratio of net investment income
to average net assets (%)	4.18	3.48	3.17	3.12	3.50
Portfolio turnover (%)	573	693	312	222	160

See notes to financial statements.

26

F I N A N C I A L H I G H L I G H T S

CLASS I SHARES

Period ended	5-31-04[1,7]	5-31-05[1]	5-31-06

Per share operating performance
Net asset value,
beginning of period	$10.17	$9.92	$10.06
Net investment income[3]	0.46	0.44	0.47
Net realized and unrealized
gain (loss) on investments	(0.29)	0.17	(0.51)
Total from
investment operations	0.17	0.61	(0.04)
Less distributions
From net investment income	(0.42)	(0.47)	(0.50)
Net asset value, end of period	$9.92	$10.06	$9.52
Total return[4] (%)	2.34[8]	6.23	(0.51)

Ratios and supplemental data
Net assets, end of period
(in millions)	—[9]	—[9]	—[9]
Ratio of expenses
to average net assets (%)	0.48[10]	0.49	0.62
Ratio of net investment income
to average net assets (%)	4.59[10]	4.40	4.85
Portfolio turnover (%)	312	222	160

1 Audited by previous auditor.

2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized gains per share by $0.05 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

7 Class I shares began operations on 7-28-03.

8 Not annualized.

9 Less than $500,000.

10 Annualized.

See notes to financial statements.

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NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Investment Grade Bond Fund (the “Fund”) is a diver-sified series of John Hancock Bond Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when-issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

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Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2006.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase  the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if coun-terparties do not perform under the contract’s terms (“credit risk”) or if the Fund is unable to offset a contract with a counterparty on a timely basis (“liquidity risk”). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

29

The Fund had no outstanding written options on May 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2006, the Fund loaned securities having a market value of $16,400,738 collateralized by securities in the amount of $17,434,679. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts.

Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On May 31, 2006, the Fund had deposited $26,355 in segregated account to cover margin requirements on open financial futures contracts.

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income or to manage the Fund’s exposure to credit or market risk.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs

30

during the term of the swap. Certain funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Accrued interest receivable or payable on the swap contracts is recorded as realized gain (loss).

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had no open swap contracts on May 31, 2006.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $4,349,338 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 —$482,530, May 31, 2012 —$628,121, May 31, 2013 —$2,017,761 and May 31, 2014 — $1,220,926. Net capital losses of $2,160,726 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on June 1, 2006, the first day of the Fund’s next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2005, the tax character of distributions paid was as follows: ordinary income $7,207,214. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $6,770,430. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2006, the components of distributable earnings on a tax basis included $125,455 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

31

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund paid a monthly management fee to the Adviser at an annual rate of 0.40% of the Fund’s average daily net asset value until June 30, 2005. Effective July 1, 2005, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.40% of the first $1,500,000,000 of the Fund’s average daily net asset value and (b) 0.385% of the Fund’s daily net asset value in excess of $1,500,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Trust has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2006, JH Funds received net up-front sales charges of $76,080 with regard to sales of Class A shares. Of this amount, $7,746 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $34,451 was paid as sales commissions to unrelated broker-dealers and $33,883 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent JHLICo, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2006, CDSCs received by JH Funds amounted to $30,623 for Class B shares and $1,060 for Class C shares.

32

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Effective January 1, 2006, Signature Services agreed to limit transfer agent fees on Class A, Class B and Class C shares to 0.15% of each class’s average daily net asset value, at least until August 31, 2007. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $36,666 under this agreement. Signature Services also agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C shares if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $23,936 for the year ended May 31, 2006. Signature Services terminated this agreement June 30, 2006.

The Fund has an agreement with the Adviser and its affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $35,568. The Fund also paid the Adviser the amount of $1,935 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICo owned 102 Class I shares of benefi-cial interest of the Fund on May 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

33

Note C Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 5-31-05 [1]		Year ended 5-31-06
	Shares	Amount	Shares	Amount

Class A shares
Sold	1,260,575	$13,050,393	939,685	$9,205,166
Distributions reinvested	515,922	4,765,212	515,974	5,053,528
Repurchased	(2,817,588)	(28,261,901)	(2,788,191)	(27,263,311)
Net decrease	(1,041,091)	($10,446,296)	(1,332,532)	($13,004,617)

Class B shares
Sold	459,567	$4,617,968	124,460	$1,223,050
Distributions reinvested	75,058	751,759	54,449	533,984
Repurchased	(1,674,932)	(16,801,929)	(991,239)	(9,690,022)
Net decrease	(1,140,307)	($11,432,202)	(812,330)	($7,932,988)

Class C shares
Sold	140,209	$1,407,432	143,259	$1,408,157
Distributions reinvested	23,971	240,175	21,840	214,054
Repurchased	(316,956)	(3,179,750)	(267,113)	(2,615,915)
Net decrease	(152,776)	($1,532,143)	(102,014)	($993,704)

Class I shares
Sold	8	$75	4,540	$44,240
Distributions reinvested	—	—	22	221
Repurchased	(8)	(84)	—	—
Net increase (decrease)	—	($9)	4,562	$44,461

Net decrease	(2,334,174)	($23,410,650)	(2,242,314)	($21,886,848)

1 Audited by previous auditor.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2006, aggregated $136,498,558 and $151,566,989, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $104,204,646 and $106,787,472, respectively, during the year ended May 31, 2006.

The cost of investments owned on May 31, 2006, including short-term investments, for federal income tax purposes, was $139,300,546. Gross unrealized appreciation and depreciation of investments aggregated $24,376 and $4,861,378, respectively, resulting in net unrealized depreciation of $4,837,002. The difference between book basis and tax basis net unrealized depreciation of  investments is attributable to the amortization of premiums on debt securities and tax deferral of losses on certain sales of securities.

Note E Reclassification of accounts
During the year ended May 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $502,803, an increase in accumulated net investment income of

34

$356,222 and an increase in capital paid-in of $146,581. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and premium amortization tax adjustment. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

35

AUDITORS’ REPORT Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund,
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the “Fund”) at May 31, 2006, the results of its operations, the changes in its net assets and the finan-cial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended May 31, 2005 and the financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts July 14, 2006

36

TAX INFORMATION Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2006 none of the dividends qualifies for the corporate dividends-received deduction.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

37

Board Consideration of and Continuation of Investment Advisory Agreement: John Hancock Investment Grade Bond Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Bond Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Investment Grade Bond Fund (the “Fund”).

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to

38

the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe for the time periods under review. The Board also noted that, while the Fund’s performance was below the performance of its benchmark indexes, the Lipper Intermediate Investment-Grade Index and the Lehman Aggregate Bond Index, for the time periods under review, the Fund’s performance was, in some periods, not appreciably below the performance of indexes. The Board noted that the performance of the Universe also was lower than the two benchmark indexes for the time periods under review.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group’s and Universe’s median total operating expense ratio. The Board also noted that the most sig-nificant contributor to such difference was the Fund’s transfer agency expense, which the transfer agent has taken steps to reduce.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and plans to reduce the Fund’s overall fees and expenses supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from

39

Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to the addition of breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the

Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

40

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1994	53
Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William H. Cunningham, Born: 1944	1991	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation
(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance

41

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1991	143
company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1994	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2005	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1994	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

42

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director,
Chairman and President, NM Capital Inc. (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); Executive
Vice President, John Hancock Funds (until 2005).

William H. King, Born: 1952		1994
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company, the Adviser and Sovereign (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Vice President and Assistant Treasurer,
Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, Sovereign, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

43

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

44

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Independent registered
John Hancock Advisers, LLC	The Bank of New York	public accounting firm
601 Congress Street	One Wall Street	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	New York, NY 10286	125 High Street
Boston, MA 02110
Subadviser	Transfer agent
Sovereign Asset	John Hancock Signature
Management LLC	Services, Inc.
101 Huntington Avenue	1 John Hancock Way,
Boston, MA 02199	Suite 1000
Boston, MA 02217-1000
Principal distributor
John Hancock Funds, LLC	Legal counsel
601 Congress Street	Wilmer Cutler Pickering
Boston, MA 02210-2805	Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

45

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund.

5500A 5/06 7/06

JOHN HANCOCK

Government Income Fund

5.31.2006 **Annual Report**

JOHN HANCOCK FUNDS

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Trustees & officers
page 31

For more information
page 37

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant market pullback that continued into June, erasing much of the earlier gains. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, made little headway over the last 12 months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2006. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks a
high level of current
income, consistent
with preservation of
capital. Maintaining
a stable share price
is a secondary goal.
The Fund pursues
these goals by nor-
mally investing at
least 80% of its
assets in obligations
issued by or guaran-
teed by the U.S.
government and its
agencies, authorities
or instrumentalities.

Over the last twelve months

* Government bond prices fell as interest rates and inflation fears rose.

* Mortgage bonds, with their slight yield advantage, fared slightly better than Treasuries.

* The Fund benefited from having a high stake in mortgage bonds, but lost some ground from being more defensively positioned within the sector.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 issuers
47.7%	Federal National Mortgage Assn.
17.8%	United States Treasury
16.0%	Federal Home Loan Mortgage Corp.
7.3%	Small Business Administration
2.0%	Countrywide Home Loans Servicing, L.P.
1.8%	Countrywide Alternative Loan Trust
1.6%	Federal Home Loan Banks
1.0%	Government National Mortgage Assn.
0.6%	Morgan Stanley Mortgage Loan Trust
0.6%	Residential Accredit Loans, Inc.
As a percentage of net assets on May 31, 2006.

MANAGERS’
REPORT

BY HOWARD C. GREENE, CFA, AND JEFFREY N. GIVEN, CFA, FOR THE SOVEREIGN
ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

JOHN HANCOCK
Government
Income Fund

Recently, Howard Greene replaced Barry Evans on the Fund’s management team. Mr. Evans continues his role as chief operating officer and chief fixed-income officer of Sovereign Asset Management LLC, the Fund’s subadviser. Mr. Greene is a senior vice president at Sovereign Asset Management and is a portfolio manager on several John Hancock fixed-income funds. He has more than 25 years of investment management experience.

Rising interest rates and inflation concerns pressured government bonds during the year ended May 31, 2006. Bond yields climbed on the expectation that the Federal Reserve would continue to raise the federal funds rate — the rate banks charge each other for overnight loans. These expectations became reality as the Fed steadily raised the federal funds rate from 3% to 5% over the course of the fiscal year. Yields on short-term bonds climbed much faster than those on longer-term bonds, particularly in the first half of the reporting period. These changes resulted in a flattening of the yield curve, which is a graph that plots yields on short- to long-term maturity bonds. By the end of the period, the yield on two-year Treasuries had reached 5.03%, which was not far behind the 5.19% yield on 30-year Treasuries. As yields rose, bond prices fell, producing relatively flat returns across most government bond sectors.

“Rising interest rates and
inflation concerns pressured
government bonds during the
year ended May 31, 2006.”

Performance review

In this challenging environment, total returns, which consist of both reinvested interest income and bond price changes, were disappointing. The Lehman Brothers Government Bond Index closed the 12 months ended May 31, 2006 with a total return of –0.88% . Over the same period, John Hancock Government Income Fund’s Class A, Class B and Class C shares produced total returns of –0.99%, –1.73% and –1.73%, respectively, at net asset value. By comparison, the Morningstar intermediate government bond fund category average returned –0.76% over the reporting period.1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Substantial increase in mortgages

The Fund benefited from having quite a sizable stake in mortgage bonds, which we increased to roughly 75% of net assets at the period’s end, up from about 42% a year earlier. By comparison, the Lehman Brothers index holds no mortgage bonds. This shift helped the Fund take advantage of the added yields mortgage-backed securities offered over Treasuries. Mortgage bonds also held up better than other government bond sectors as interest rates marched higher. Most of our purchases were bonds backing hybrid adjustable-rate mortgages (ARMs), which gave the Fund added yield without increasing its interest rate sensitivity. The more interest rate sensitive a bond is, the more its price will fall as interest rates rise or, conversely, rise as interest rates fall. Hybrid ARMs, which lock in an interest rate for a predetermined time and then periodically reset, also reduce extension risk. This type of risk occurs when interest rates climb and homeowners decide to defer moving or refinancing until rates come down again. When this happens, the expected life of the mortgage extends, causing the price of the underlying bonds to decline.

“The Fund benefited from
having quite a sizable stake in
mortgage bonds...”

Defensive stance within mortgages

The Fund maintained a high stake in 15-year traditional mortgage bonds, which offer more stable cash flows than 30- year issues. We also thought shorter-term issues would fare better than longer-maturity issues as interest rates climbed. Short-term yields, however, rose faster than long-term yields, which meant that 30-year mortgage bonds actually did better than both 15-year issues and hybrid ARMs. In addition, longer-term mortgage bonds benefited more from decreased interest rate volatility than shorter-term issues. Additional mortgage holdings included small stakes in collateralized mortgage obligations (CMOs), as well as bonds issued by the Small Business Administration (SBA). Both CMOs and SBAs offered a yield advantage over Treasuries and some protection from shifting prepayment rates. Prepayments occur when homeowners pay off higher interest rate mortgages before their due dates in order to refinance at lower rates. When this happens, investors lose income. CMOs are structured products with stable cash flows. SBA bonds are government-backed loans that assist small businesses with commercial real estate purchases.

Reduction in government bonds

To fund additions to the mortgage sector, we sold Treasuries and bonds issued by government agencies. Initially, the Fund had owned short- and long-term Treasury bonds but not much in between. This barbell structure worked well as short-term yields rose faster than long-term yields. Over the course of the year, however, we began preparing for an eventual steepening in the yield curve by reducing 30-year Treasuries. We shifted some of the Fund’s remaining holdings into five- to seven-year Treasuries as well as Treasury Inflation Protected securities (TIPs). By the period’s end, the Fund had more of a laddered structure, with its Treasury allocation spread more evenly across all maturities. We bought TIPs because their principal and interest payments are tied to inflation rates. In the agency sector, we sold short-term callable issues —bonds that can be redeemed by the issuer at a preset date — as they approached their call (or redemption) dates. If these bonds are not redeemed, they typically lose their yield advantage over Treasuries and noncallable bonds. As a result of these sales and purchases, the

Fund was less sensitive to rising interest rates than the Lehman Brothers index during the second half of the period.

“We believe government bonds may
fare better in the coming year if,
as expected, interest rates are
more stable.”

Improved outlook

We believe government bonds may fare better in the coming year if, as expected, interest rates are more stable. We believe the Federal Reserve will pause at some point in raising interest rates, especially if economic growth moderates from the brisk pace set during the first quarter of 2006. Already by the end of May, initial jobless claims had inched higher and consumer confidence had dropped modestly. Although manufacturing gauges remained positive, they were not quite as positive as they had been earlier in the year. A slowdown in home price appreciation along with higher energy prices could further dampen economic growth. With less threat of price depreciation, bond holders should have a better chance of earning their coupons (or stated interest rates). Although bond yields may continue to fluctuate, we believe they will stay within a range. Given the possibility of a more benign interest rate environment, we plan to maintain the Fund’s large investment in mortgages while keeping a more defensive stance within the sector.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2006.

A LOOK AT
PERFORMANCE

For the period ended
May 31, 2006

	Class A	Class B	Class C
Inception date	9-30-94	2-23-88	4-1-99

Average annual returns with maximum sales charge (POP)

One year	–5.49%	–6.48%	–2.68%

Five years	2.84	2.68	3.03

Ten years	4.95	4.81	—

Since inception	—	—	3.65

Cumulative total returns with maximum sales charge (POP)

One year	–5.49	–6.48	–2.68

Five years	15.04	14.14	16.08

Ten years	62.16	59.96	—

Since inception	—	—	29.29

SEC 30-day yield as of May 31, 2006

	4.12	3.55	3.56

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Lehman Brothers Government Bond Index.

	Class B1	Class C1
Period beginning	5-31-96	4-1-99

Government Income Fund	$15,996	$12,929

Index	18,150	14,459

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of May 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,001.70	$5.30
Class B	1,005.40	9.12
Class C	1,005.40	9.12

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,019.60	$5.35
Class B	1,015.80	9.17
Class C	1,015.80	9.17

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 1.82% and 1.82% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

F I N A N C I A L  S TAT E M E N T S

FUND’S
INVESTMENTS
Securities owned
by the Fund on
May 31, 2006

This schedule is divided into three main categories: bonds, U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 5.82%					$22,216,249

(Cost $22,661,169)
Thrifts & Mortgage Finance 5.82%					22,216,249

Countrywide Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-J1
Class 3A1	6.500%	08-25-32	AAA	$2,056	2,058,885
Mtg Pass Thru Ctf Ser 2006-11CB
Class 3A1	6.500	05-25-36	Aaa	4,845	4,837,397

Countrywide Home Loans Servicing, L.P.,
Mtg Pass Thru Ctf Ser 2005-21 Class A1	5.500	10-25-35	Aaa	7,811	7,558,302

JPMorgan Alternative Loan Trust,
Mtg Pass Thru Ctf Ser 2005-S1 Class 1A4	6.000	12-25-35	AAA	1,234	1,217,465

Morgan Stanley Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2006-3AR
Class 3A1 (P)	6.110	03-25-36	AAA	2,300	2,293,701

Residential Accredit Loans, Inc.,
Mtg Pass Thru Ctf Ser 2006-QA1
Class A31	6.305	01-25-36	AAA	2,273	2,280,699

Residential Asset Securitization Trust,
Mtg Pass Thru Ctf Ser 2006-A7CB
Class 2A1	6.500	07-25-36	AAA	1,960	1,969,800

U.S. government and agencies securities 91.33%					$348,665,466

(Cost $355,530,380)
Government U.S. 17.76%					67,788,703

United States Treasury,
Bond (L)	9.000%	11-15-18	AAA	$5,000	6,683,205
Bond (L)	6.875	08-15-25	AAA	8,000	9,443,752
Inflation Indexed Note (L)	3.500	01-15-11	AAA	15,087	15,898,386
Note (L)	5.000	08-15-11	AAA	12,830	12,820,981
Note (L)	4.875	04-30-11	AAA	7,900	7,841,674
Note (L)	4.500	11-15-15	AAA	11,800	11,239,960
Note (L)	4.250	11-15-13	AAA	4,075	3,860,745

See notes to financial statements.

F I N A N C I A L  S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government – U.S. Agency 73.57%					$280,876,763

Federal Home Loan Bank,
Bond	5.000%	08-15-08	AAA	$6,000	5,943,672

Federal Home Loan Mortgage Corp.,
Adj Rate Mtg (P)	5.358	12-01-35	AAA	9,810	9,556,670
Adj Rate Mtg (P)	5.279	01-01-36	AAA	9,482	9,393,963
Adj Rate Mtg (P)	5.164	11-01-35	AAA	3,621	3,513,561
Adj Rate Mtg (P)	5.078	12-01-35	AAA	6,496	6,242,926
15 Yr Pass Thru Ctf	7.500	11-01-12	AAA	565	590,669
15 Yr Pass Thru Ctf	7.500	05-01-16	AAA	2,832	2,946,980
15 Yr Pass Thru Ctf	5.500	10-01-19	AAA	1,424	1,403,418
30 Yr Pass Thru Ctf	9.500	08-01-16	AAA	636	689,440
30 Yr Pass Thru Ctf	6.000	12-01-35	AAA	782	773,317
CMO REMIC 1601-PL	6.000	10-15-08	AAA	868	869,513
CMO REMIC 1617-PM	6.500	11-15-23	Aaa	10,000	10,178,216
CMO REMIC 2489-PE	6.000	08-15-32	AAA	5,000	4,942,237
Note	5.300	11-17-10	AAA	5,000	4,930,655
Note	5.100	11-14-08	AAA	5,000	4,957,395

Federal National Mortgage Assn.,
Adj Rate Mtg (P)	5.815	12-01-35	AAA	9,334	9,272,509
Adj Rate Mtg (P)	5.539	01-01-36	AAA	8,972	8,789,440
Adj Rate Mtg (P)	5.413	11-01-35	AAA	7,799	7,717,386
Adj Rate Mtg (P)	5.320	01-01-36	AAA	13,319	12,997,385
Adj Rate Mtg (P)	5.296	12-01-35	AAA	2,839	2,758,178
15 Yr Pass Thru Ctf	9.000	02-01-10	AAA	43	43,511
15 Yr Pass Thru Ctf	7.500	01-01-15	AAA	422	441,409
15 Yr Pass Thru Ctf	7.500	04-01-17	AAA	1,756	1,807,226
15 Yr Pass Thru Ctf	5.500	11-01-20	AAA	9,016	8,884,619
15 Yr Pass Thru Ctf	5.000	09-01-19	AAA	7,839	7,585,381
15 Yr Pass Thru Ctf	5.000	08-01-20	AAA	2,759	2,674,189
15 Yr Pass Thru Ctf	4.500	04-01-20	AAA	3,873	3,667,891
30 Yr Pass Thru Ctf	8.500	09-01-24	AAA	27	29,484
30 Yr Pass Thru Ctf	8.500	10-01-24	AAA	332	356,867
30 Yr Pass Thru Ctf	6.500	02-01-36	AAA	4,536	4,578,065
30 Yr Pass Thru Ctf	6.000	01-01-34	AAA	2,121	2,096,027
30 Yr Pass Thru Ctf	6.000	11-01-34	AAA	3,303	3,269,587
30 Yr Pass Thru Ctf	6.000	09-01-35	AAA	5,068	5,010,440
30 Yr Pass Thru Ctf	6.000	09-01-35	AAA	3,697	3,654,573
30 Yr Pass Thru Ctf	6.000	10-01-35	AAA	2,252	2,226,679
30 Yr Pass Thru Ctf	6.000	02-01-36	AAA	6,594	6,514,184
30 Yr Pass Thru Ctf	6.000	03-01-36	AAA	247	245,972
30 Yr Pass Thru Ctf	6.000	06-01-36	AAA	10,000	9,878,693
30 Yr Pass Thru Ctf	5.500	04-01-34	AAA	28,698	27,762,598
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	3,969	3,826,057
30 Yr Pass Thru Ctf	5.000	03-01-36	AAA	23,265	21,824,066
CMO REMIC 1993-225-TK	6.500	12-25-23	AAA	5,032	5,195,114
CMO REMIC 1994-75-K	7.000	04-25-24	AAA	3,100	3,194,249

See notes to financial statements

F I N A N C I A L   S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government—U.S. Agency (continued)

Federal National Mortgage Assn.,
CMO REMIC 2003-33-AC	4.250%	03-25-33	AAA	$3,077	$2,893,501
CMO REMIC 2003-49-JE	3.000	04-25-33	AAA	3,477	3,016,238
Note (L)	5.125	12-15-08	AAA	5,000	4,958,560
Note	5.000	11-14-08	AAA	5,000	4,953,595

Government National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	04-15-13	AAA	1,672	1,753,855
30 Yr Pass Thru Ctf	11.000	01-15-14	AAA	109	119,851
30 Yr Pass Thru Ctf	11.000	12-15-15	AAA	459	503,346
30 Yr Pass Thru Ctf	7.000	05-15-29	AAA	1,519	1,571,225

Small Business Administration,
Pass Thru Ctf Ser 05-20F	4.570	06-01-25	AAA	4,912	4,546,163
Pass Thru Ctf Ser 05-20G	4.750	07-01-25	AAA	4,909	4,598,531
Pass Thru Ctf Ser 05-20I	4.760	09-01-25	AAA	4,895	4,581,309
Pass Thru Ctf Ser 05-20J	5.090	10-01-25	AAA	4,904	4,694,238
Pass Thru Ctf Ser 05-20K	5.360	11-01-25	AAA	4,918	4,791,316
Pass Thru Ctf Ser 02-20K	5.080	11-01-22	AAA	4,814	4,660,624

			Interest	Par value
Issuer, description, maturity date			rate	(000)	Value

Short-term investments 0.27%					$1,018,000

(Cost $1,018,000)
Joint Repurchase Agreement 0.27%					1,018,000

Investment in a joint repurchase agreement transaction
with Bank of America — Dated 5-31-06 due 6-1-06
(secured by U.S. Treasury Inflation Indexed Bonds 2.375%
due 1-15-25 and 3.625% due 4-15-28 and U.S. Treasury
Inflation Indexed Note 4.250% due 1-15-10)			4.900%	$1,018	1,018,000

Total investments 97.42%					$371,899,715

Other assets and liabilities, net 2.58%					$9,867,619

Total net assets 100.00%					$381,767,334

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available.

(L) All or a portion of this security is on loan as of May 31, 2006.

(P) Represents rate in effect on May 31, 2006.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L  S TAT E M E N T S

ASSETS AND
LIABILITIES

May 31, 2006
This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value and
the maximum
offering price
per share.

Assets

Investments at value (cost $379,209,549)
including $71,560,328 of securities loaned	$371,899,715
Cash	526
Cash segregated for futures contracts	96,000
Receivable for investments sold	8,057,159
Receivable for shares sold	15,826
Interest receivable	2,584,517
Other assets	196,209
Total assets	382,849,952

Liabilities

Payable for shares repurchased	474,539
Dividends payable	48,068
Payable for futures variation margin	47,499
Payable to affiliates
Management fees	208,887
Distribution and service fees	19,730
Other	98,477
Other payables and accrued expenses	185,418
Total liabilities	1,082,618

Net assets

Capital paid-in	439,876,594
Accumulated net realized loss on investments
and financial futures contracts	(50,532,323)
Net unrealized depreciation of investments
and financial futures contracts	(7,428,453)
Distributions in excess of net investment income	(148,484)
Net assets	$381,767,334

Net asset value per share

Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($349,213,740 ÷ 39,728,199 shares)	$8.79
Class B ($27,830,457 ÷ 3,166,615 shares)	$8.79
Class C ($4,723,137 ÷ 537,362 shares)	$8.79

Maximum offering price per share

Class A1 ($8.79 ÷ 95.5%)	$9.20

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

F I N A N C I A L  S TAT E M E N T S

OPERATIONS

For the year ended
May 31, 2006

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

Investment income

Interest	$21,528,312
Securities lending	155,409
Total investment income	21,683,721

Expenses

Investment management fees	2,510,027
Class A distribution and service fees	961,841
Class B distribution and service fees	366,287
Class C distribution and service fees	56,402
Transfer agent fees	789,341
Accounting and legal services fees	98,721
Custodian fees	85,970
Printing	49,314
Professional fees	40,283
Registration and filing fees	33,984
Miscellaneous	33,496
Trustees’ fees	28,730
Compliance fees	12,633
Securities lending fees	6,678
Interest	4,383
Total expenses	5,078,090
Less expense reductions	(161,497)
Net expenses	4,916,593
Net investment income	16,767,128

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(7,233,963)
Financial futures contracts	367,554
Change in net unrealized depreciation of
Investments	(14,475,670)
Financial futures contracts	(71,049)
Net realized and unrealized loss	(21,413,128)
Decrease in net assets from operations	($4,646,000)

See notes to financial statements.

F I N A N C I A L  S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	5-31-05[1]	5-31-06

Increase (decrease) in net assets

From operations
Net investment income	$17,236,319	$16,767,128
Net realized loss	(4,676,427)	(6,866,409)
Change in net unrealized
appreciation (depreciation)	13,043,922	(14,546,719)
Increase (decrease) in net assets
resulting from operations	25,603,814	(4,646,000)
Distributions to shareholders
From net investment income
Class A	(17,798,367)	(16,149,843)
Class B	(1,783,482)	(1,255,836)
Class C	(234,428)	(194,029)
	(19,816,277)	(17,599,708)
From Fund share transactions	(66,759,865)	(61,788,852)

Net assets

Beginning of period	526,774,222	465,801,894
End of period[2]	$465,801,894	$381,767,334

1 Audited by previous auditor.

2 Includes distributions in excess of net investment income of $20,094 and $148,484 respectively.

See notes to financial statements.

F I N A N C I A L  H I G H L I G H T S

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Year ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$9.06	$9.21	$9.82	$9.16	$9.26
Net investment income[3]	0.47	0.36	0.30	0.33	0.36
Net realized and unrealized
gain (loss) on investments	0.19	0.65	(0.61)	0.15	(0.45)
Total from
investment operations	0.66	1.01	(0.31)	0.48	(0.09)
Less distributions
From net investment income	(0.51)	(0.40)	(0.35)	(0.38)	(0.38)
Net asset value, end of period	$9.21	$9.82	$9.16	$9.26	$8.79
Total return[4,5] (%)	7.37	11.12	(3.13)	5.31	(0.99)

Ratios and supplemental data

Net assets, end of period
(in millions)	$532	$565	$456	$415	$349
Ratio of expenses
to average net assets (%)	1.04	1.04	1.07	1.07	1.08
Ratio of gross expenses
to average net assets[6] (%)	1.17	1.17	1.17	1.12	1.12
Ratio of net investment income
to average net assets (%)	5.04	3.76	3.20	3.57	4.00
Portfolio turnover (%)	110	400	411	316	209

See notes to financial statements.

F I N A N C I A L  H I G H L I G H T S

CLASS B SHARES

Year ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$9.06	$9.21	$9.82	$9.16	$9.26
Net investment income[3]	0.40	0.28	0.23	0.26	0.29
Net realized and unrealized
gain (loss) on investments	0.19	0.65	(0.61)	0.15	(0.44)
Total from
investment operations	0.59	0.93	(0.38)	0.41	(0.15)
Less distributions
From net investment income	(0.44)	(0.32)	(0.28)	(0.31)	(0.32)
Net asset value, end of period	$9.21	$9.82	$9.16	$9.26	$8.79
Total return[4,5] (%)	6.57	10.30	(3.85)	4.53	(1.73)

Ratios and supplemental data

Net assets, end of period
(in millions)	$86	$128	$63	$44	$28
Ratio of expenses
to average net assets (%)	1.79	1.79	1.82	1.82	1.83
Ratio of gross expenses
to average net assets[6] (%)	1.92	1.92	1.92	1.87	1.87
Ratio of net investment income
to average net assets (%)	4.29	2.97	2.39	2.82	3.23
Portfolio turnover (%)	110	400	411	316	209

See notes to financial statements.

F I N A N C I A L  H I G H L I G H T S

CLASS C SHARES

Year ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$9.06	$9.21	$9.82	$9.16	$9.26
Net investment income[3]	0.40	0.27	0.22	0.26	0.29
Net realized and unrealized
gain (loss) on investments	0.19	0.66	(0.60)	0.15	(0.44)
Total from
investment operations	0.59	0.93	(0.38)	0.41	(0.15)
Less distributions
From net investment income	(0.44)	(0.32)	(0.28)	(0.31)	(0.32)
Net asset value, end of period	$9.21	$9.82	$9.16	$9.26	$8.79
Total return[4,5] (%)	6.57	10.30	(3.85)	4.53	(1.73)

Ratios and supplemental data

Net assets, end of period
(in millions)	$7	$26	$8	$6	$5
Ratio of expenses
to average net assets (%)	1.79	1.79	1.82	1.82	1.83
Ratio of gross expenses
to average net assets[6] (%)	1.92	1.92	1.92	1.87	1.87
Ratio of net investment income
to average net assets (%)	4.29	2.86	2.31	2.83	3.24
Portfolio turnover (%)	110	400	411	316	209

1 Audited by previous auditor.

2 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.

NOTES TO
STATEMENTS

Note A

Accounting policies

John Hancock Government Income Fund (the “Fund”) is a diversified series of John Hancock Bond Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when-issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2006.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the  current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if coun-terparties do not perform under the contract’s terms (“credit risk”) or if the Fund is unable to offset a contract with a counterparty on a timely basis (“liquidity risk”). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

The Fund had no outstanding written options on May 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2006, the Fund loaned securities having a market value of $71,560,328 collateralized by securities in the amount of $75,904,515. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of finan-cial futures contracts.

On May 31, 2006, the Fund had deposited $96,000 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2006:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 10-Year Treasury Note	160	Long	Sep 06	$118,619

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $43,788,729 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryfor-ward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 —$12,181,718, May 31, 2009 — $13,270,046, May 31, 2012 — $4,248,579, May 31, 2013 — $4,467,829 and May 31, 2014 —$9,620,557. Net capital losses of $6,667,718 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on June 1, 2006, the first day of the Fund’s next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly. During the year ended May 31, 2005, the tax character of distributions paid was as follows: ordinary income $19,816,277. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $17,599,708. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2006, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the Fund’s average daily net asset value and (b) 0.50% of the Fund’s average daily net asset value in excess of $300,000,000. Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign will act as sub-adviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund will not be responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the management fee to 0.55% of the Fund’s average daily net asset value, at least until September 30, 2006. Accordingly, the expense reductions related to management fee limitation amounted to $161,497 for the year ended May 31, 2006. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2006, JH Funds received net up-front sales charges of $121,304 with regard to sales of Class A shares. Of this amount, $13,716 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $80,026 was paid as sales commissions to unrelated broker-dealers and $27,562 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2006, CDSCs received by JH Funds amounted to $91,102 for Class B shares and $557 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions during the year ended May 31, 2006. Signature Services terminated this agreement June 30, 2006.

The Fund has an agreement with the Adviser and its affil-iates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $98,721. The Fund also paid the Adviser the amount of $2,127 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser,  as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 5-31-05[1]		Year ended 5-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	2,250,928	$20,798,528	1,706,602	$15,473,969
Distributions reinvested	1,436,197	13,259,215	1,367,163	12,347,122
Repurchased	(8,597,337)	(79,457,272)	(8,191,768)	(73,979,380)
Net decrease	(4,910,212)	($45,399,529)	(5,118,003)	($46,158,289)

Class B shares

Sold	717,540	$6,639,215	179,045	$1,619,908
Distributions reinvested	151,067	1,394,617	112,339	1,015,533
Repurchased	(2,989,244)	(27,629,364)	(1,873,311)	(16,903,454)
Net decrease	(2,120,637)	($19,595,532)	(1,581,927)	($14,268,013)

Class C shares

Sold	183,783	$1,703,404	57,679	$520,635
Distributions reinvested	20,408	188,376	17,662	159,562
Repurchased	(395,560)	(3,656,584)	(226,586)	(2,042,747)
Net decrease	(191,369)	($1,764,804)	(151,245)	($1,362,550)

Net decrease	(7,222,218)	($66,759,865)	(6,851,175)	($61,788,852)

[1] Audited by previous auditor.

Note D Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2006, aggregated $458,939,499 and $459,587,723, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $388,704,232 and $445,084,726, respectively, during the year ended May 31, 2006.

The cost of investments owned on May 31, 2006, including short-term investments, for federal income tax purposes, was $379,684,654. Gross unrealized appreciation and depreciation of investments aggregated $1,803,905 and $9,588,844, respectively, resulting in net unrealized depreciation of $7,784,939. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

Note E

Reclassification of accounts

During the year ended May 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $2,140,234, a decrease in distribution in excess of net investment income of $704,190 and an increase in capital paid-in of $1,436,044. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifica-tions, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’
REPORT

Report of
Independent
Registered Public
Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights pre sent fairly, in all material respects, the financial position of John Hancock Government Income Fund (the “Fund”) at May 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting prin ciples generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended May 31, 2005 and the financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2006

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2006.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Tax Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Board Consideration of and Continuation of Investment Advisory Agreement: John Hancock Government Income Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Bond Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Government Income Fund (the “Fund”).

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department,  (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that, except for the most recent year ended December 31, 2004, the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and the performance of one of its benchmark indexes, the Lipper General U.S. Government Funds Index, for the time periods under review. The Board also noted that the Fund’s performance was below the performance of its other benchmark index, the Lehman Brothers Government Bond Index, as was the Universe for the time periods under review. The Board noted that during the most recent year under review, the Fund’s performance was slightly below the median and average performance of its Universe and the performance of its benchmark indexes.

Investment advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board noted the fee waiver arrangement applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the “Net Advisory Rate”). The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate and Net Advisory Rate were not appreciably higher than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate were reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non–Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non–Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was not appreciably higher than the Peer Group’s and Universe’s median total operating expense ratio.

The Adviser also discussed the Lipper data and rankings and other relevant information for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1994	53

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53

President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William H. Cunningham, Born: 1944	1988	143

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation
(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1988	143

company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1994	143

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2005	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1994	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	250

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director,
Chairman and President, NM Capital Inc. (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); Executive
Vice President, John Hancock Funds (until 2005).

William H. King, Born: 1952		1994

Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005

Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company, the Adviser and Sovereign (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Vice President and Assistant Treasurer,
Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005

Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, Sovereign, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Growth Trends Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Equity Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Fund
Small Cap Equity Fund
Small Cap Intrinsic Value Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Asset Allocation and	Allocation Growth + Value Portfolio
Lifestyle Portfolios	Allocation Core Portfolio
Lifestyle Aggressive Portfolio
Lifestyle Growth Portfolio
Lifestyle Balanced Portfolio
Lifestyle Moderate Portfolio
Lifestyle Conservative Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

International	Greater China Opportunities Fund
International Fund
International Classic Value Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

35

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

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For more information
The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Independent registered
John Hancock Advisers, LLC	The Bank of New York	public accounting firm
601 Congress Street	One Wall Street	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	New York, NY 10286	125 High Street
Boston, MA 02110
Subadviser	Transfer agent
Sovereign Asset	John Hancock Signature
Management LLC	Services, Inc.
101 Huntington Avenue	1 John Hancock Way,
Boston, MA 02199	Suite 1000
Boston, MA 02217-1000
Principal distributor
John Hancock Funds, LLC	Legal counsel
601 Congress Street	Wilmer Cutler Pickering
Boston, MA 02210-2805	Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

37

www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of
the shareholders of John Hancock
Government Income Fund.

5600A 5/06
7/06

JOHN HANCOCK

High Yield Fund

5.31.2006 **Annual Report**

JOHN HANCOCK FUNDS

Your fund at a glance

Manager’s report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 22

Trustees & officers
page 41

For more information
page 45

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant market pullback that continued into June, erasing much of the earlier gains. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, made little headway over the last 12 months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks high
current income.
Capital appreciation
is a secondary goal.
The Fund normally
invests at least 80%
of its assets in U.S.
and foreign fixed-
income securities
rated BB/Ba or lower
and their unrated
equivalents.

Over the last twelve months

*  High yield bonds produced solid results, unlike most bond sectors, because of a strong economy and corporate earnings growth.

*  The Fund’s defensive stance and stake in equities helped it outperform its index and peers.

*  A significant overweighting in airline companies lifted Fund performance.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 issuers
6.6%	AMR Corp.
6.1%	Rural Cellular Corp.
3.9%	Freeport-McMoRan Copper & Gold, Inc.
3.0%	Dobson Communications Corp.
2.9%	Trump Entertainment Resorts, Inc.
2.9%	Northwest Airlines, Inc.
2.6%	XM Satellite Radio Holdings, Inc.
2.4%	Charter Communications Holdings, LLC/Charter
Communications Holdings Capital Corp.
2.1%	Planet Hollywood International, Inc.
2.0%	UCAR Finance, Inc.

As a percentage of net assets on May 31, 2006.

1

BY ARTHUR N. CALAVRITINOS, CFA, FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGER’S REPORT

JOHN HANCOCK High Yield Fund

Recently, John Hancock High Income Fund was merged into John Hancock High Yield Fund following the approval of shareholders. The merger was effective at the close of business December 1, 2005.

High yield bonds produced decent returns for the 12 months ending May 31, 2006, outpacing almost all other bond categories. The gains, however, were hard-won in a volatile period. The sector was hit by a string of bad news, including a disastrous hurricane season on the Gulf Coast last fall that disrupted oil production and refin-ing and caused crude oil prices to spike to historic highs. These events hurt high-yield companies that are the most dependent on energy products, including the airlines, casinos on the Gulf Coast and U.S. automakers General Motors Corp. and Ford Motor Co., which received credit downgrades to below-investment-grade (junk) status in the period. As the period progressed, however, a growing economy and better-than-expected corporate earnings growth bolstered the securities of these higher-yielding, lower-quality companies, as default rates remained very low. And despite the Federal Reserve’s two-year campaign of raising short-term interest rates, they remained at relatively low levels, driving investors in search of greater yields to the high yield sector.

“High yield bonds produced decent returns for the 12 months ending May 31, 2006, outpacing almost all other bond categories.”

Fund performance

For the year ended May 31, 2006, John Hancock High Yield Fund’s Class A, Class B and Class C shares posted total returns of 11.63%, 10.83% and 10.81%, respectively, at net asset value. Those returns surpassed that of the Fund’s benchmark index, the Merrill Lynch High Yield Master II Index, which returned 7.10% in the same period, and the 6.97% result of the average high yield bond fund, according to Morningstar, Inc.1 Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

2

Fund strategies work

We attribute our outperformance versus our benchmark index and peers to several factors. First, we maintained a mostly defensive stance throughout the period. We avoided the new-issue market because we did not believe the quality and prices of the deals coming out were worth the extra risk being taken for not much extra reward. We also maintained a stake in callable bonds, which are generally not affected by rising rates.

We were also well served by what we chose not to own, specifically the auto companies General Motors and Ford, as their securities continued to decline following their credit downgrades. Finally, we upped our stake in equities, taking advantage of the Fund’s ability to invest up to 20% of its assets in common stock — an above-average level versus our peers. Using our extensive knowledge of the industries in which we invest, we determined that in some instances a company’s stock was actually a better value than its bonds. This strategy helped our performance, as stocks outperformed bonds, generally speaking, in this period.

Airlines turbulent, but resilient

Our airline holdings went on quite a ride during the period, but overall wound up being our biggest contributors to performance, especially given our significant overweighting versus the index. Among the big events during the year were the bankruptcy filings of Northwest Airlines, Inc. and Delta Airlines, Inc. Hurricanes Katrina and Rita battered the Gulf Coast and airline securities, as the all-important “crack spread” — the gap between the cost of crude oil and refined jet fuel — widened significantly, cutting into profits. But positive trends emerged as well. Necessary cost cutting occurred and the industry began to reduce capacity. At the same time, airline companies began to increase fares — not enough, in our view, but with the operating leverage these airlines have, small fare increases translate into significant revenue increases. This helped AMR Corp. (American Airlines, Inc.’s parent company) and Northwest Airlines. Although Northwest was a poor performer in the first half of the period, it became one of our standouts overall because of some securities we bought at distressed levels after its bankruptcy filing that appreciated nicely later. Our longstanding workhorse, Alaska Airlines, Inc., continued to dominate its niche

“Our airline holdings went on quite a ride during the period, but over- all wound up being our biggest contributors to performance...”

3

Sector
distribution[2]

Consumer
discretionary	32%

Industrials	27%

Materials	15%

Telecommunication
services	14%

Health care	2%

Information
technology	2%

Utilities	2%

Consumer
staples	2%

Financials	1%

Energy	1%

market and do well. We see more shakeouts coming for the airlines. But we continue to hold on, believing that the airline industry is vital to this nation’s economic well-being and that solving its problems takes time.

Casinos, cable, wireless stand out

Our casino holdings did well for a variety of reasons. Isle of Capri Casinos, Inc. had hurricane damage at several of its Gulf Coast properties, but significant capacity loss among competitors in Biloxi, Mississippi helped Isle of Capri. Its stock was also boosted by its expansion into Florida with racetrack gambling. Trump Entertainment Resorts, Inc. emerged from bankruptcy during the period and its securities advanced slightly, as it is paying its bondholders and is producing good earnings and cash flow.

Cable company Comcast Corp. was another company whose stock served us well. The market liked the company’s solid earnings growth and increasing cash flow that allowed it to buy back stock. Rural cable company Charter Communications Holdings LLC did well as it implemented a restructuring plan. In keeping with our value style of investing, we bought the company’s bonds at a low point. But our analysis convinced us they were a good buy — with a 9% to 10% coupon — given the company’s and the cable industry’s prospects. As the fundamentals improved, the bonds advanced, and we sold them for a nice profit.

Wireless telecom companies Dobson Communications Corp. and Rural Cellular Corp. were the beneficiaries of strong subscriber and revenue growth as they kept costs under control and offered more services.

4

XM disappoints in the near term

One of our longstanding stalwart performers, XM Satellite Radio, Inc., struggled this year and was one of our biggest disappointments. Subscriber growth stalled as famous radio disc jockey Howard Stern signed on with XM’s biggest competitor, and expenses rose as it attempted to maintain its subscriber growth by giving away radios. The company also was confronted with radio frequency issues and questions surrounding royalties and copyright laws. We are holding on to our stake, however, because we believe the current issues are just short-term hiccups that will get worked out.

“We remain cautious about the near-term prospects for the high yield sector.”

Outlook

We remain cautious about the near-term prospects for the high yield sector. After several years of strong performance, high yield bonds are fairly richly valued and therefore more vulnerable to a downside surprise. The spread, or difference in yield, between these lower-quality securities and Treasuries was only 2% to 3%, putting the incremental yield offered by high yield bonds at near historic lows. In this environment we will retain our conservative stance, make few changes to the portfolio and collect our coupons as we look for opportunities that we believe offer good value and risk-reward ratios.

Quality
distribution[2]

BB	4%

B	36%

CCC	31%

CC	1%

C	1%

D	8%

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in high yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2006.

5

A LOOK AT PERFORMANCE

For the period ended May 31, 2006

	Class A	Class B	Class C
Inception date	6-30-93	10-26-87	5-1-98

Average annual returns with maximum sales charge (POP)

One year	6.57%	5.83%	9.81%

Five years	9.21	9.13	9.40

Ten years	6.55	6.40	—

Since inception	—	—	3.64

Cumulative total returns with maximum sales charge (POP)

One year	6.57	5.83	9.81

Five years	55.36	54.75	56.70

Ten years	88.52	85.94	—

Since inception	—	—	33.54

SEC 30-day yield as of May 31, 2006

	6.56	6.12	6.11

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

6

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Merrill Lynch High Yield Master II Index.

	Class B1	Class C1
Period beginning	5-31-96	05-1-98

High Yield Fund	$18,594	$13,354

Index	19,071	14,979

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of May 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Merrill Lynch High Yield Master II Index is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

7

YOUR EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

*  Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

*  Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,076.00	$5.09
Class B	1,072.00	9.01
Class C	1,072.00	8.91

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 30, 2005, with the same investment held until May 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-30-05	on 5-31-06	ended 5-31-06[1]

Class A	$1,020.00	$4.95
Class B	1,016.20	8.77
Class C	1,016.30	8.67

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.98%, 1.73% and 1.73% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

9

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on May 31, 2006

This schedule is divided into nine main categories: bonds, common stocks, lessor equipment trust certificates, preferred stocks, royalty trusts, tax-exempt long-term bonds, tranche loans, warrants and short-term investments. Bonds, common stocks, lessor equipment trust certificates, preferred stocks, royalty trusts, tax-exempt long-term bonds, tranche loans and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 71.60%					$625,523,795

(Cost $666,467,560)
Advertising 1.42%					12,367,500

Vertis, Inc.,
Gtd Sr Note Ser B	10.875%	06-15-09	CCC	$5,000	4,875,000
Sub Note (S)	13.500	12-07-09	Caa3	9,250	7,492,500
Aerospace & Defense 1.03%					9,045,000

AAR Corp.,
Note	6.875	12-15-07	BB–	9,000	9,045,000
Agricultural Products 0.29%					2,570,717

Iowa Select Farms LP/ISF Finance, Inc.,
Jr Sec Sub Note, Payment-In-Kind (G)(S)	6.500	12-01-12	Ca	3,213	2,570,717
Airlines 17.90%					156,406,210

Alaska Airlines, Inc.,
Equip Trust (G)	10.150	02-01-11	B	1,260	1,223,125
Equip Trust Ctf Ser A	9.500	04-12-10	B+	5,933	5,433,724
Equip Trust Ctf Ser D	9.500	04-12-12	B+	4,218	3,766,831

American Airlines, Inc.,
Equip Trust Ser F	10.800	03-15-07	B–	1,354	1,357,385
Equip Trust Ser G	10.800	03-15-07	B–	1,354	1,357,385
Pass Thru Ctf Ser 1988-A4	10.210	01-01-10	B–	3,648	3,393,129
Pass Thru Ctf Ser 1991-B2 (S)	10.320	07-30-14	CCC+	5,081	4,801,545
Pass Thru Ctf Ser 1992-A1	8.080	09-11-11	B–	2,035	1,779,426
Pass Thru Ctf Ser 1994-A5	10.190	05-26-16	B–	4,211	4,211,000

AMR Corp.,
Conv Sr Note (S)	4.250	09-23-23	CCC+	6,900	10,746,750
Conv Sr Note	4.250	09-23-23	CCC+	11,500	17,911,250
Deb (L)	9.000	08-01-12	CCC+	24,500	23,826,250
Note Ser D	8.900	02-26-07	Caa2	1,000	982,500

KLM Royal Dutch Airlines NV,
Sr Sub Deb (Switzerland) (D)(G)	2.125	12-29-49	B–	1,680	698,272

See notes to financial statements.

10

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Airlines (continued)

Northwest Airlines, Inc.,
Conv Sr Note (H)	8.700%	11-15-23	D	$21,300	$10,437,000
Gtd Conv Sr Note (H)	6.625	05-15-23	D	1,800	875,250
Gtd Note (H)	8.700	03-15-07	D	7,900	4,127,750
Gtd Sr Note (H)	10.000	02-01-09	D	10,200	5,100,000
Gtd Sr Note (H)	9.875	03-15-07	D	16,200	8,586,000
Pass Thru Ctf Ser 2001-1 Class C	7.626	04-01-10	CCC–	775	703,417

NWA Trust,
Note Ser C	11.300	12-21-12	CCC+	7,779	7,118,189

UAL Corp.,
Conv Bond (G)	5.000	02-01-21	B–	16,180	15,532,800

United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-2 Class C (G)	7.762	04-01-07	B	20,436	16,664,814

US Airways, Inc.,
Pass Thru Ctf Ser 1998-1 Class C	6.820	01-30-14	B+	7,238	5,772,418
Aluminum 0.03%					238,750

Novelis, Inc.,
Sr Note (Canada) (S)	7.750	02-15-15	B	250	238,750
Apparel, Accessories & Luxury Goods 0.10%					867,215

Oxford Industries, Inc.,
Sr Note	8.875	06-01-11	B	300	307,500

Tropical Sportswear International Corp.,
Gtd Sr Sub Note Ser A (B)(G)(H)	Zero	06-15-08	D	5,450	559,715
Auto Parts & Equipment 0.48%					4,164,000

Exide Technologies,
Sr Sec Note (S)	11.250	03-15-13	CC	4,800	4,164,000
Broadcasting & Cable TV 9.26%					80,874,771

Canadian Satellite Radio Holdings, Inc.,
Sr Note (Canada) (G)(S)	12.750	02-15-14	CCC	13,000	12,935,000

CCO Holdings, LLC/CCO Holdings
Capital Corp.,
Sr Note	8.750	11-15-13	CCC–	10,000	9,662,500

Charter Communications Holdings,
LLC/Charter Communications
Holdings Capital Corp.,
Sr Disc Note	9.920	04-01-11	CCC–	12,000	7,200,000
Sr Note	10.750	10-01-09	CCC–	17,700	13,717,500

Charter Communications Holdings I, LLC,
Gtd Sr Sec Note	11.000	10-01-15	CCC–	344	295,840

Charter Communications Holdings II,
LLC/Charter Communications II
Capital Corp.,
Sr Note	10.250	09-15-10	CCC–	5,000	4,987,500

See notes to financial statements.

11

F I N A N C I A L S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Broadcasting & Cable TV (continued)

CSC Holdings, Inc.,
Sr Sub Deb	10.500%	05-15-16	B+	$11,470	$12,072,175

Pegasus Communications Corp.,
Sr Note Ser B (G)(H)	Zero	08-01-07	D	13,525	1,335,594

Pegasus Satellite Communications, Inc.,
Sr Disc Note (G)(H)	Zero	03-01-07	D	9,200	11,500
Sr Note (G)(H)	Zero	08-01-06	D	6,500	641,875
Sr Note (G)(H)(L)(S)	Zero	01-15-10	D	10,250	1,012,187

XM Satellite Radio, Inc.,
Sr Note (P)(S)	9.649	05-01-13	CCC	5,600	5,264,000
Sr Note (S)	9.750	05-01-14	CCC	5,870	5,459,100

XM Satellite Radio Holdings, Inc.,
Conv Sr Note	1.750	12-01-09	CCC–	8,000	6,280,000
Casinos & Gaming 9.07%					79,256,390

Eldorado Casino Shreveport,
Bond (B)(G)	10.000	08-01-12	Caa1	6,295	5,257,453

Isle of Capri Casinos, Inc.,
Gtd Sr Sub Note	9.000	03-15-12	B	200	211,000

Jacobs Entertainment, Inc.,
Gtd Sr Sec Note	11.875	02-01-09	B	4,750	5,040,937

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	B	7,000	6,930,000

Majestic Holdco, LLC,
Gtd Sr Sec Note, Step Coupon
(12.50%, 10-15-08) (O)(S)	Zero	10-15-11	B–	10,000	7,700,000

Majestic Star Casino, LLC,
Gtd Sr Sec Note (S)	9.500	10-15-10	BB–	3,750	3,975,000

Majestic Star Casino, LLC/Majestic
Star Casino Capital II, LLC,
Sr Sec Note (S)	9.750	01-15-11	B–	2,500	2,575,000

Mandalay Resort Group,
Sr Sub Note	9.375	02-15-10	B+	50	53,375

Mohegan Tribal Gaming Authority,
Gtd Sr Sub Note	8.000	04-01-12	B+	250	256,250

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B+	350	371,437
Sr Sub Note (S)	9.000	06-01-12	B–	2,200	2,224,750

Riviera Holdings Corp.,
Gtd Sr Note	11.000	06-15-10	B	7,000	7,393,750

Silver Slipper Casino,
Note (B)(G)	13.000	12-17-09	Caa1	4,372	4,219,831

See notes to
financial statements.

12

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Casinos & Gaming (continued)

Trump Entertainment Resorts, Inc.,
Gtd Sec Note	8.500%	06-01-15	B–	$25,740	$25,226,077

Turning Stone Casino Resort Enterprise,
Sr Note (S)	9.125	12-15-10	B+	300	308,250

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-12	BB–	7,088	7,513,280
Commodity Chemicals 0.80%					6,982,909

Applied Extrusion Technologies, Inc.,
Sr Note (B)(G)(L)(S)	12.000	03-15-12	CCC+	536	514,909

Braskem SA,
Note (Brazil) (S)	11.750	01-22-14	BB	5,600	6,468,000
Construction & Engineering 0.89%					7,752,500

Odebrecht Overseas Ltd.,
Gtd Note (Bahamas) (G)(S)	11.500	02-25-09	B+	7,000	7,752,500
Diversified Commercial & Professional Services 0.73%					6,423,760

MSX International, Inc.,
Gtd Sr Sub Note	11.375	01-15-08	CCC–	3,500	2,310,000

Muzak, LLC/Muzak Finance Corp.,
Gtd Sr Sub Note	9.875	03-15-09	CCC–	7,346	4,113,760
Diversified Metals & Mining 5.06%					44,192,725

Doe Run Resources Corp.,
Gtd Note Ser AI, Payment-In-Kind (G)	11.750	11-01-08	CCC+	11,364	10,512,100

Freeport-McMoRan Copper & Gold, Inc.,
Conv Sr Note	7.000	02-11-11	B+	9,500	17,705,625
Sr Note	10.125	02-01-10	B+	15,000	15,975,000
Electric Utilities 1.09%					9,510,462

Orion Power Holdings, Inc.,
Sr Note	12.000	05-01-10	B–	8,435	9,510,462
Electronic Manufacturing Services 1.98%					17,268,975

UCAR Finance, Inc.,
Gtd Sr Note	10.250	02-15-12	B–	16,215	17,268,975
Environmental & Facilities Services 0.53%					4,612,286

Allied Waste Industries, Inc.,
Conv Sr Sub Deb	4.250	04-15-34	B+	4,500	4,196,250

Allied Waste North America, Inc.,
Gtd Sr Note Ser B	9.250	09-01-12	BB–	93	99,161

Casella Waste Systems, Inc.,
Sr Sub Note	9.750	02-01-13	B	300	316,875
Food Distributors 0.58%					5,109,420

Mastellone Hermanos SA,
Gtd Sr Note Ser A-2 (Argentina) (G)	8.000	06-30-12	B	6,231	5,109,420

See notes to financial statements.

13

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Food Retail 0.03%					$247,072

Del Monte Corp.,
Sr Sub Note	8.625%	12-15-12	B	$237	247,072
Health Care Services 0.67%					5,833,750

Alliance Imaging, Inc.,
Sr Sub Note	7.250	12-15-12	B–	6,500	5,833,750
Home Furnishings 0.00%					0

Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note Ser B (B)(G)(H)	Zero	03-15-08	D	4,875	0
Housewares & Specialties 0.27%					2,362,500

Vitro SA de CV,
Note (Mexico) (S)	12.750	11-01-13	CCC	2,500	2,362,500
Human Resource & Employment Services 0.34%					3,000,000

COMFORCE Operating, Inc.,
Sr Note Ser B (G)	12.000	12-01-07	Ca	3,000	3,000,000
Insurance Brokers 0.01%					50,000

SIG Capital Trust I,
Gtd Trust Preferred Security (B)(H)	Zero	08-15-27	D	5,000	50,000
Leisure Facilities 1.31%					11,492,033

AMC Entertainment, Inc.,
Sr Sub Note (L)	9.500	02-01-11	CCC+	9,699	9,627,033
Sr Sub Note (L)	8.000	03-01-14	CCC+	2,000	1,865,000
Metal & Glass Containers 0.64%					5,617,050

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	4,900	5,169,500

Owens-Brockway Glass Container, Inc.,
Gtd Sr Note	8.250	05-15-13	B	300	303,000
Gtd Sr Sec Note	8.875	02-15-09	BB–	140	144,550
Oil & Gas Exploration & Production 0.75%					6,525,000

McMoRan Exploration Co.,
Conv Sr Note (G)(S)	6.000	07-02-08	B–	4,500	5,872,500
Conv Sr Note (G)	6.000	07-02-08	B–	500	652,500
Packaged Foods & Meats 0.24%					2,132,244

Agrilink Foods, Inc.,
Gtd Sr Sub Note	11.875	11-01-08	B–	2,093	2,132,244
Paper Packaging 0.98%					8,609,000

Graphic Packaging International, Inc.,
Sr Sub Note	9.500	08-15-13	B–	6,000	6,030,000

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B–	2,000	2,085,000

See notes to financial statements.

14

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Paper Packaging (continued)

Stone Container Corp.,
Sr Note	9.250%	02-01-08	CCC+	$200	$210,500
Sr Note	8.375	07-01-12	CCC+	300	283,500
Paper Products 2.37%					20,673,188

Abitibi-Consolidated, Inc.,
Deb (Canada)	7.400	04-01-18	B+	2,000	1,690,000
Deb (Canada)	8.850	08-01-30	B+	3,000	2,602,500

Advance Agro Capital BV,
Gtd Sr Note (Thailand)	13.000	11-15-07	B–	7,000	7,437,500

APP Finance (II) Mauritius Ltd.,
Gtd Bond (Mauritius) (G)(H)	Zero	12-29-49	D	7,500	150,000

Indah Kiat Finance Mauritius Ltd.,
Gtd Sr Note (Mauritius) (G)(H)	Zero	07-01-07	D	6,000	1,800,000

Indah Kiat International Finance Co.,
Gtd Sec Note Ser C (Netherlands) (G)(H)	Zero	06-15-06	D	3,500	1,750,000

Longview Fibre Co.,
Sr Sub Note	10.000	01-15-09	B+	125	130,938

Pope & Talbot, Inc.,
Deb	8.375	06-01-13	CCC+	600	507,000
Sr Note	8.375	06-01-13	CCC+	5,450	4,605,250
Personal Products 0.05%					432,995

ContinentalAFA Dispensing Co.,
Conv Note (B)(G)	10.000	03-30-09	B–	170	163,129
Note (B)(G)	10.000	03-15-08	B–	196	190,491

Global Health Sciences, Inc.,
Gtd Sr Note (B)(G)(H)	Zero	05-01-08	D	3,175	79,375
Photographic Products 0.07%					600,000

PCA, LLC/PCA Finance Corp.,
Gtd Sr Note (H)	11.875	08-01-09	C	3,000	600,000
Regional Banks 0.50%					4,364,580

CSBI Capital Trust I,
Gtd Sub Cap Inc Ser A (B)(G)	11.750	06-06-27	B–	3,890	4,364,580
Restaurants 2.09%					18,260,458

Planet Hollywood International, Inc.,
Note (B)(G)	16.000	08-09-11	Caa1	17,635	18,260,458
Specialized Finance 0.02%					144,900

CCM Merger, Inc.,
Note (S)	8.000	08-01-13	B–	135	129,600

Jet Equipment Trust,
Sr Sub Note Ser 1995-C (B)(G)(H)(S)	10.690	11-01-13	D	3,000	300

See notes to financial statements.

15

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Specialized Finance (continued)

Norse CBO, Ltd.,
Note Ser 1A Class D
(Cayman Islands) (B)(G)	Zero	08-13-10	B–	$750	$15,000
Steel 1.80%					15,686,550

LTV Corp. (The),
Gtd Sr Sub Note (B)(G)(H)	Zero	11-15-09	D	9,700	14,550

Metallurg Holdings, Inc.,
Sr Sec Note (G)(S)	10.500%	10-01-10	B–	12,600	12,222,000

Sheffield Steel Corp.,
Sr Sec Note	11.375	08-15-11	B3	3,000	3,450,000
Textiles 0.53%					4,614,035

Coyne International Enterprises Corp.,
Sr Sub Note (B)(G)	11.250	06-01-08	CCC	5,925	4,614,035
Thrifts & Mortgage Finance 0.30%					2,633,100

DB Master Finance, LLC,
Sub Bond Ser 2006-1 Class M1 (S)	8.285	06-20-31	BB	2,620	2,633,100
Tobacco 0.44%					3,883,000

North Atlantic Holdings, Inc.,
Sr Disc Note, Step Coupon
(12.25%, 03-01-08) (O)	Zero	03-01-14	CC	1,300	663,000

North Atlantic Trading Co., Inc.,
Sr Note (L)	9.250	03-01-12	CCC–	4,000	3,220,000
Water Utilities 0.75%					6,540,000

Compania de Saneamento Basico
do Estado de Sao Paulo,
Note (Brazil) (S)	12.000	06-20-08	BB–	6,000	6,540,000
Wireless Telecommunication Services 6.20%					54,178,750

Dobson Cellular Systems, Inc.,
Gtd Sr Sec Note (P)	9.899	11-01-11	B	4,000	4,130,000

Dobson Communications Corp.,
Sr Note (L)	8.875	10-01-13	CCC	25,990	26,249,900

Grupo Iusacell SA de CV,
Sr Note (Mexico) (H)	Zero	12-01-06	C	6,150	2,982,750

Rural Cellular Corp.,
Sr Sub Note	9.750	01-15-10	CCC	20,610	20,816,100

Issuer				Shares	Value

Common stocks 16.20%					$141,522,493

(Cost $140,627,042)
Airlines 1.82%					15,917,839

Air France-KLM, American Depositary
Receipt (ADR) (France)				118,387	2,545,320

See notes to financial statements.

16

F I N A N C I A L    S TAT E M E N T S

Issuer	Shares	Value
Airlines (continued)

AMR Corp. (I)(L)	200,000	$4,932,000

ATA Holdings Corp. (I)	350,779	5,437,075

Pinnacle Airlines Corp. (I)	439,100	3,003,444
Aluminum 0.02%		129,790

Golden Northwest Aluminum, Inc.
(Class A) (B)(I)	43	289

Golden Northwest Aluminum, Inc.
(Class B) (B)(I)	19,271	129,501
Broadcasting & Cable TV 4.48%		39,132,902

Canadian Satellite Radio Holdings, Inc.
(Class A) (Canada) (I)	20,000	194,378

Charter Communications, Inc. (Class A) (I)(L)	1,700,000	1,785,000

Comcast Corp. (Special Class A) (I)	510,000	16,320,000

DIRECTV Group, Inc. (The) (I)(L)	265,000	4,653,400

WorldSpace, Inc. (Class A) (I)(L)	30,000	142,200

XM Satellite Radio Holdings, Inc. (Class A) (I)	1,112,200	16,037,924
Casinos & Gaming 1.52%		13,253,448

Gabrielino Tribal Gaming Authority
(Execution Investment) (B)	90,000	90,000

Gabrielino Tribal Gaming Authority
(Gaming Revenue Investment) (B)	125,000	125,000

Isle of Capris Casinos, Inc. (I)(U)	450,000	12,717,000

Shreveport Gaming Holdings I (B)(I)	40,181	321,448
Commodity Chemicals 0.43%		3,720,637

Applied Extrusion Technologies, Inc.
(Class A) (B)(I)(L)	51,082	968,468

Great Lakes Carbon Income Fund (Canada)	300,000	2,752,169
Diversified Commercial & Professional Services 0.00%		40,617

SpinCycle, Inc. (B)(I)	101,542	40,617
Electric Utilities 0.00%		0

Mirant Corp. (B)(I)	10,500,000	0
Environmental & Facilities Services 1.62%		14,162,423

Allied Waste Industries, Inc. (I)	950,141	11,335,182

Kaiser Group Holdings, Inc. (I)	81,949	2,827,241
Food Distributors 0.00%		188

RAB Holdings, Inc. (B)(I)	188	188
Hotels, Resorts & Cruise Lines 0.02%		208,744

Sunterra Corp. (I)	20,188	208,744

See notes to financial statements.

17

F I N A N C I A L    S TAT E M E N T S

Issuer	Shares	Value
Industrial Machinery 0.00%		$0

Glasstech, Inc. (Class B) (B)(I)	4,430	0

Glasstech, Inc. (Class C) (B)(I)	10	0
Integrated Telecommunication Services 1.29%		11,278,537

Chunghwa Telecom Co., Ltd., ADR (Taiwan)	486,000	9,958,140

Embarq Corp. (I)	31,687	1,320,397
Managed Health Care 0.93%		8,090,000

Magellan Health Services, Inc. (I)(U)	200,000	8,090,000
Marine 0.08%		677,000

Eagle Bulk Shipping, Inc. (L)	50,000	677,000
Paper Products 0.22%		1,885,850

APP China Group Ltd. (Bermuda) (B)(I)	37,717	1,885,850
Personal Products 0.09%		794,140

ContinentalAFA Dispensing Co. (B)(I)	168,966	794,140
Publishing 0.78%		6,842,500

MediaNews Group, Inc. (I)	29,750	6,842,500
Specialty Chemicals 0.19%		1,684,200

American Pacific Corp. (I)	200,500	1,684,200
Steel 0.39%		3,408,932

Haynes International, Inc. (I)	3,946	129,823

Sheffield Steel Corp. (B)(I)	242,897	3,279,109
Wireless Telecommunication Services 2.32%		20,294,746

Dobson Communications Corp. (Class A) (I)	714,912	6,141,094

Sprint Nextel Corp.	633,751	13,441,859

USA Mobility, Inc.	35,081	711,793

	Par value
Issuer, description	(000)	Value

Lessor equipment trust certificates 0.03%		$233,703

(Cost $117,280)
Airlines 0.03%		233,703

US Airways, Inc.,
Lessor Equip Trust Ctf (N436US) (N437US) (N528US)
(N651US) (N652US) (B)(H)	$606	116,423
Lessor Equip Trust Ctf (N591US) (B)(H)	400	117,280

See notes to financial statements.

18

F I N A N C I A L    S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 5.63%			$49,151,224

(Cost $56,363,876)
Broadcasting & Cable TV 0.42%			3,662,812

Granite Broadcasting Corp., 12.75%,
Payment-In-Kind (I)	C	11,710	1,756,500

Pegasus Communications Corp., 6.50%,
Ser C, Conv (G)(H)	D	345,350	1,882,157

Pegasus Satellite Communications, Inc., 12.75%,
Ser B (G)(H)	D	4,831	24,155
Food Distributors 0.00%			11,850

RAB Holdings, Inc., 11.00%, Ser C (B)(G)(I)	D	79	11,850
Forest Products 1.10%			9,589,146

TimberWest Forest Corp., Unit (Common Stock,
Preferred Shares & Sub Note) (Canada) (G)	B–	751,400	9,589,146
Industrial Machinery 0.19%			1,610,218

Glasstech, Inc., 12.75%, Ser B (B)(G)	B	4,475	1,439,250

Glasstech, Inc., Ser A (B)(G)(I)	B	171	170,968

Glasstech, Inc., Ser C (B)(G)(I)	B–	11	0
Marine 0.00%			0

Pacific & Atlantic Holdings, Inc. (B)(G)(I)	CCC	99,231	0
Wireless Telecommunication Services 3.92%			34,277,198

Dobson Communications Corp., 6.00%,
Ser F, Conv (G)(S)	B–	8,860	1,651,208

Rural Cellular Corp., 12.25%, Payment-In-Kind	D	26,642	31,970,400

Rural Cellular Corp., 11.375%, Ser B (I)	Ca	533	655,590

Issuer, description		Shares	Value

Royalty trusts 1.53%			$13,353,730

(Cost $9,605,156)
Diversified Metals & Mining 1.53%			13,353,730

GLC Carbon USA, Inc./GLC Securityholder, LLC
(Common Stock & Promissory Note) (Canada)		1,456,241	13,353,730

See notes to financial statements.

19

F I N A N C I A L    S TAT E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Tax-exempt long-term bonds 0.46%					$4,059,860

(Cost $3,159,037)
Industrial Development 0.21%					1,872,540

New York City Industrial Development
Agency,
Spec Facil Rev British Airways Plc Proj	5.250%	12-01-32	BB–	$2,000	1,872,540
Other Revenue 0.25%					2,187,320

Dallas-Fort Worth Texas International
Airport Facility Improvement Corp.,
Rev Ref Airport Facil Imp	9.125	05-01-29	CCC	2,000	2,187,320

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Tranche loans 2.92%					$25,507,500

(Cost $25,383,777)
Airlines 2.00%					17,507,500

Delta Air Lines, Inc.,
Tranche C (Fac LN231265),
03-16-08 (G)			B–	$15,000	15,487,500

United Air Lines, Inc.,
Tranche B (Fac LN236957), 02-01-12			B+	2,000	2,020,000
Health Care Services 0.92%					8,000,000

HealthSouth Corp.,
Sr Sec Credit Fac & Sr Bridge Fac,
02-02-07 (G)			B–	8,000	8,000,000

Issuer				Shares	Value

Warrants 0.03%					$290,350

(Cost $3,608,017)
Airlines 0.02%					142,065

Air France-KLM (France) (I)				107,625	142,065
Broadcasting & Cable TV 0.01%					101,915

XM Satellite Radio, Inc. (I)				9,350	101,915
Casinos & Gaming 0.00%					0

Silver Slipper Casino (B)(I)				1,929	0
Diversified Metals & Mining 0.00%					0

Doe Run Resources Corp. (B)(I)				28	0
Food Retail 0.00%					14,443

Pathmark Stores, Inc. (I)				62,796	14,443

See notes to financial statements.

20

F I N A N C I A L    S TAT E M E N T S

Issuer	Shares	Value
Hotels, Resorts & Cruise Lines 0.00%		$31,646

Sunterra Corp. (B)(I)	30,283	31,646
Restaurants 0.00%		0

Planet Hollywood International, Inc. (B)(I)	2,816	0
Textiles 0.00%		281

HF Holdings, Inc. (B)(I)	28,092	281

Issuer	Shares	Value

Short-term investments 1.00%		$8,721,806

(Cost $8,721,806)
Cash Equivalents 1.00%		8,721,806

AIM Cash Investment Trust (T)	8,721,806	8,721,806

Total investments 99.40%		$868,364,461

Other assets and liabilities, net 0.60%		$5,219,268

Total net assets 100.00%		$873,583,729

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $47,826,134 or 5.48% of the Fund’s net assets as of May 31, 2006.

(D) Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of May 31, 2006.

(O) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(P) Represents rate in effect on May 31, 2006.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $132,057,446 or 15.12% of the Fund’s net assets as of May 31, 2006.

(T) Represents investment of securities lending collateral.

(U) All or a portion of this security is pledged as collateral for written call options.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated, unless indicated otherwise.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

21

F I N A N C I A L    S TAT E M E N T S

ASSETS AND LIABILITIES

May 31, 2006

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value including $34,910,701
of securities loaned
Unaffiliated issuers (cost $912,626,679)	$865,085,352
Affiliated issuers (cost $1,426,872)	3,279,109
Receivable from investments sold	3,305,945
Receivable for shares sold	2,892,192
Dividends and interest receivable	15,627,872
Other assets	123,913
Total assets	890,314,383

Liabilities

Due to custodian	1,882,467
Payable for investments purchased	1,159,500
Payable for shares repurchased	898,175
Payable upon return of securities loaned	8,721,806
Payable for options written, at value
(premiums received $2,005,123)	1,827,500
Payable for forward foreign currency exchange contracts	1,003,919
Dividends payable	283,991
Payable to affiliates
Management fees	417,467
Distribution and service fees	86,004
Other	77,922
Other payables and accrued expenses	371,903
Total liabilities	16,730,654

Net assets

Capital paid-in	1,244,792,646
Accumulated net realized loss on investments,
options written and foreign currency transactions	(327,421,685)
Net unrealized depreciation of investments,
options written and translation of assets
and liabilities in foreign currencies	(46,515,436)
Accumulated net investment income	2,728,204
Net assets	$873,583,729

Net asset value per share

Based on net asset values and shares outstanding —
the Fund has an unlimited number of shares
authorized with no par value
Class A ($468,820,627 ÷ 90,093,671 shares)	$5.20
Class B ($280,984,344 ÷ 53,993,976 shares)	$5.20
Class C ($123,778,758 ÷ 23,785,962 shares)	$5.20

Maximum offering price per share

Class A1 ($5.20 ÷ 95.5%)	$5.45

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

See notes to financial statements.

22

F I N A N C I A L    S TAT E M E N T S

OPERATIONS

For the year ended May 31, 2006

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$71,782,469
Dividends (net of foreign withholding taxes of $178,034)	3,799,828
Securities lending	566,727
Total investment income	76,149,024

Expenses

Investment management fees	4,325,536
Class A distribution and service fees	970,662
Class B distribution and service fees	3,211,409
Class C distribution and service fees	1,200,709
Transfer agent fees	1,076,792
Professional fees	196,972
Accounting and legal services fees	190,617
Custodian fees	160,062
Miscellaneous	100,349
Interest	79,924
Registration and filing fees	73,870
Printing	70,116
Trustees’ fees	55,248
Compliance fees	25,251
Securities lending fees	25,040

Total expenses	11,762,557
Less expense reductions	(277)

Net expenses	11,762,280

Net investment income	64,386,744

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(51,989,724)
Options written	119,034
Foreign currency transactions	(1,181,947)

Change in net unrealized appreciation (depreciation) of
Investments	78,525,519
Options written	177,623
Translation of assets and liabilities in foreign currencies	(1,512,240)

Net realized and unrealized gain	24,138,265

Increase in net assets from operations	$88,525,009

See notes to financial statements.

23

F I N A N C I A L    S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	5-31-05 [1]	5-31-06

Increase (decrease) in net assets

From operations
Net investment income	$67,253,346	$64,386,744
Net realized gain (loss)	(8,484,209)	(53,052,637)
Change in net unrealized
appreciation (depreciation)	14,826,253	77,190,902

Increase in net assets resulting
from operations	73,595,390	88,525,009

Distributions to shareholders
From net investment income
Class A	(28,783,291)	(31,704,041)
Class B	(31,534,693)	(24,118,284)
Class C	(9,902,697)	(8,835,912)
	(70,220,681)	(64,658,237)
From Fund share transactions	(98,588,978)	(13,116,665)

Net assets

Beginning of period	958,047,891	862,833,622

End of period[2]	$862,833,622	$873,583,729

1 Audited by previous auditor.

2 Includes accumulated net investment income of $1,634,588 and $2,728,204, respectively.

See notes to financial statements.

24

F I N A N C I A L    H I G H L I G H T S

FINANCIAL HIGHLIGHTS

CLASS A SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$5.11	$4.72	$4.69	$5.05	$5.05
Net investment income[3]	0.47	0.45	0.42	0.38	0.4222
Net realized and unrealized
gain (loss) on investments	(0.32)	(0.01)	0.37	0.02	0.15
Total from investment operations	0.15	0.44	0.79	0.40	0.57
Less distributions
From net investment income	(0.54)	(0.47)	(0.43)	(0.40)	(0.42)
Net asset value, end of period	$4.72	$4.69	$5.05	$5.05	$5.20
Total return[4] (%)	3.59	11.05	17.18	8.09	11.63

Ratios and supplemental data

Net assets, end of period
(in millions)	$254	$297	$343	$347	$469
Ratio of expenses
to average net assets (%)	1.02	1.04	0.96	1.00	1.01
Ratio of gross expenses
to average net assets (%)	—	—	—	—	1.01
Ratio of net investment income
to average net assets (%)	9.85	10.54	8.09	7.49	8.09
Portfolio turnover (%)	69	49	49	30	47[5]

See notes to financial statements.

25

F I N A N C I A L    H I G H L I G H T S

CLASS B SHARES

Period ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$5.11	$4.72	$4.69	$5.05	$5.05
Net investment income[3]	0.43	0.42	0.39	0.34	0.38
Net realized and unrealized
gain (loss) on investments	(0.32)	(0.01)	0.37	0.02	0.15
Total from investment operations	0.11	0.41	0.76	0.36	0.53
Less distributions
From net investment income	(0.50)	(0.44)	(0.40)	(0.36)	(0.38)
Net asset value, end of period	$4.72	$4.69	$5.05	$5.05	$5.20
Total return[4] (%)	2.81	10.23	16.31	7.30	10.83

Ratios and supplemental data

Net assets, end of period
(in millions)	$515	$512	$481	$385	$281
Ratio of expenses
to average net assets (%)	1.77	1.79	1.72	1.74	1.74
Ratio of gross expenses
to average net assets (%)	—	—	—	—	1.74
Ratio of net investment income
to average net assets (%)	9.10	9.92	7.43	6.78	7.36
Portfolio turnover (%)	69	49	49	30	47[5]

See notes to financial statements.

26

F I N A N C I A L   H I G H L I G H T S

CLASS C SHARES

Period ended	5-31-02[1,2]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$5.11	$4.72	$4.69	$5.05	$5.05
Net investment income[3]	0.43	0.41	0.38	0.34	0.38
Net realized and unrealized
gain (loss) on investments	(0.32)	—[6]	0.38	0.02	0.15
Total from investment operations	0.11	0.41	0.76	0.36	0.53
Less distributions
From net investment income	(0.50)	(0.44)	(0.40)	(0.36)	(0.38)
Net asset value, end of period	$4.72	$4.69	$5.05	$5.05	$5.20
Total return[4] (%)	2.81	10.23	16.31	7.29	10.81

Ratios and supplemental data

Net assets, end of period
(in millions)	$61	$108	$134	$131	$124
Ratio of expenses
to average net assets (%)	1.77	1.79	1.72	1.75	1.76
Ratio of gross expenses
to average net assets (%)	—	—	—	—	1.76
Ratio of net investment income
to average net assets (%)	9.10	9.72	7.33	6.74	7.34
Portfolio turnover (%)	69	49	49	30	47[5]

1 Audited by previous auditor.

2 As required, effective 6-1-01, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 5-31-02 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 6-1-01, have not been restated to reflect this change in presentation.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Excludes merger activity.

6 Less than $0.01 per share.

See notes to financial statements.

27

NOTES TO STATEMENTS

Note A

Accounting policies

John Hancock High Yield Fund (the “Fund”) is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

28

Foreign currency
translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctua-tions are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifi-able to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $13,933,333, and the weighted average interest rate was 4.33% . Interest expense includes $39,625 paid under the line of credit. There was no outstanding borrowing under the line of credit on May 31, 2006.

Options

The Fund may enter into option contracts. Options will generally be valued at

29

the last quoted sales price on the exchange on which they are primarily traded. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if coun-terparties do not perform under the contract’s terms (“credit risk”) or if the Fund is unable to offset a contract with a counterparty on a timely basis (“liquidity risk”). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

Written options for the year ended May 31, 2006 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	—	—
Options written	7,500	$2,205,157
Option closed	(1,000)	(200,034)
Outstanding, end of period	6,500	$2,005,123

Summary of written options outstanding on May 31, 2006:

	NUMBER OF	EXERCISE	EXPIRATION
NAME OF ISSUER	CONTRACTS	PRICE	DATE	VALUE

CALLS
Isle of Capri Casinos, Inc.	1,000	$30.00	Jan 2007	$270,000
Isle of Capri Casinos, Inc.	3,500	30.00	July 2006	297,500
Magellan Health Services, Inc.	2,000	35.00	Sept 2006	1,260,000
Total	6,500			$1,827,500

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a  market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2006, the Fund loaned securities having a market value of $34,910,701 collateralized by securities in the amount of

30

$27,722,922 and by cash in the amount of $8,721,806. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $314,746,966 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2007 —$21,790,325, May 31, 2008 — $14,048,332, May 31, 2009 — $19,043,883,  May 31, 2010 —$112,553,950, May 31, 2011 — $49,238,057, May 31, 2012 — $32,389,010, May 31, 2013 —$16,601,696 and May 31, 2014 — $49,081,713. Net capital losses of $12,214,014 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on June 1, 2006, the first day of the Fund’s next taxable year.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctua-tions in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on
May 31, 2006:

	PRINCIPAL AMOUNT	EXPIRATION
CURRENCY	COVERED BY CONTRACT	MONTH	DEPRECIATION

SELLS
Canadian Dollar	320,000	June 2006	$13,473
Canadian Dollar	31,139,000	June 2006	955,223
Swiss Franc	1,000,000	June 2006	35,223
			$1,003,919

31

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividend receivable when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2005, the tax character of distributions paid was as follows: ordinary income $70,220,681. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $64,658,237. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2006, the components of distributable earnings on a tax basis included $3,460,004 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund’s average daily net asset value, (b) 0.5625% of the next $75,000,000, (c) 0.50% of the next $2,350,000,000, (d) 0.475% of the next $2,500,000,000 and (e) 0.45% of the Fund’s average daily net asset value in excess of $5,000,000,000. The Fund is not responsible for payment of the subadvisory fees.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principle advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Trust has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans

32

with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2006, JH Funds received net up-front sales charges of $948,068 with regard to sales of Class A shares. Of this amount, $114,622 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $800,871 was paid as sales commissions to unrelated broker-dealers and $32,575 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICo is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended May 31, 2006, CDSCs received by JH Funds amounted to $656,976 for Class B shares and $20,597 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the Fund’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses aggregated and allocated  to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $277 for the year ended May 31, 2006. Signature Services terminated this agreement June 30, 2006.

The Fund has an agreement with the Adviser and its affili-ates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $190,617. The Fund also paid the Adviser the amount of $4,521 for certain publishing services, included in the printing fees. The Fund also reimbursed John Hancock Life Insurance Company for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of

33

Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 5-31-05[1]		Year ended 5-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	33,980,221	$173,740,755	39,953,019	$204,845,679
Issued in reorganization	—	—	2,293,199	$11,682,015
Distributions reinvested	2,513,354	$12,896,346	3,466,704	$17,805,234
Repurchased	(35,770,698)	(183,705,784)	(24,280,835)	(123,942,727)
Net increase	722,877	$2,931,317	21,432,087	$110,390,201

Class B shares

Sold	9,241,109	$47,124,097	4,113,005	$21,036,523
Issued in reorganization	—	—	1,510,604	$7,695,772
Distributions reinvested	2,413,748	$12,364,891	2,089,922	$10,705,771
Repurchased	(30,747,834)	(157,531,691)	(29,873,598)	(152,561,848)
Net increase	(19,092,977)	($98,042,703)	(22,160,067)	($113,123,782)

Class C shares

Sold	8,019,735	$40,905,219	6,114,523	$31,459,348
Issued in reorganization	—	—	697,140	$3,551,508
Distributions reinvested	894,902	$4,587,693	887,779	$4,553,205
Repurchased	(9,565,002)	(48,970,504)	(9,809,524)	(49,947,145)
Net decrease	(650,365)	($3,477,592)	(2,110,082)	($10,383,084)

Net decrease	(19,020,465)	($98,588,978)	(2,838,062)	($13,116,665)

1 Audited by previous auditor.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended May 31, 2006, aggregated  $382,473,748 and $392,515,317, respectively.

The cost of investments owned on May 31, 2006, including short-term investments, for federal income tax purposes, was $920,159,071. Gross unrealized appreciation and depreciation of investments aggregated $109,928,122 and $161,722,732, respectively, resulting in net unrealized depreciation of $51,794,610. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discount on debt securities.

34

Note E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the period ended May 31, 2006 is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain (loss)	income	value

Glasstech, Inc. (Class B)
bought: none, sold: none	4,430	4,430	—	—	—
Sheffield Steel Corp.
bought: none, sold: none	242,897	242,897	—	—	3,279,109

Totals					$3,279,109

Note F
Reclassification
of accounts

During the year ended May 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $24,907, an increase in accumulated net investment income of $1,365,109 and a decrease in capital paid-in of $1,340,202. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifica-tions, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium, certain foreign currency adjustments and bond bifurcation. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note G Reorganization

On September 13, 2005 shareholders of High Income Fund voted to approve an Agreement Plan of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of High Income Fund (the “Transferor Fund”), in exchange for a representative amount of shares of High Yield Fund (the “Acquiring Fund”); (b) the liquidation of the Transferor Fund; and (c) the distribution to Transferor Fund shareholders of such Acquiring Fund shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Fund or its shareholders. The effective time of the reorganization was immediately after the close of regularly scheduled trading on the New York Stock Exchange on December 16, 2005.

		Acquired			Acquiring	Acquiring
		Net Asset	Appreciation	Shares	Fund	Fund
		Value of the	of Transferor	Issued by	Net Assets	Total Net
Acquiring	Transferor	Transferor	Fund’s	Acquiring	Prior to	Assets After
Fund	Fund	Fund	Investments	Fund	Combination	Combination

High Yield	High Income
Fund	Fund	$22,929,295	$465,721	4,500,943	$811,419,461	$834,348,756

AUDITORS’ REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock High Yield Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Yield Fund (the “Fund”) at May 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year the ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended May 31, 2005 and the financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts July 14, 2006

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2006, 2.55% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock High
Yield Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Bond Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock High Yield Fund (the “Fund”).

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe,

as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that, except for the most recent year ended December 31, 2004, the performance of the Fund was higher than the median and average performance of its Universe and the performance of its benchmark indexes, the Lipper High Current Yield Funds Index and the Merrill Lynch High Yield Master II Index, for the time periods under review. The Board noted that during the most recent year under review, the Fund’s performance was slightly below the median and average performance of its Universe and the performance of its benchmark indexes.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services provided.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than the Peer Group’s and Universe’s median total operating expense ratio. The Board also noted that the Fund’s total operating expense ratio has been historically lower than the median total operating expense ratio of its Universe.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	53

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2001	53

President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William H. Cunningham, Born: 1944	2005	143

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation
(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	143

company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	143

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2001	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2001	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee3

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director,
Chairman and President, NM Capital Inc. (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); Executive
Vice President, John Hancock Funds (until 2005).

William H. King, Born: 1952		2001

Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005

Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company, the Adviser and Sovereign (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Vice President and Assistant Treasurer,
Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005

Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, Sovereign, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Independent registered
John Hancock Advisers, LLC	The Bank of New York	public accounting firm
601 Congress Street	One Wall Street	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	New York, NY 10286	125 High Street
Boston, MA 02110
Subadviser	Transfer agent
Sovereign Asset	John Hancock Signature
Management LLC	Services, Inc.
101 Huntington Avenue	1 John Hancock Way,
Boston, MA 02199	Suite 1000
Boston, MA 02217-1000
Principal distributor
John Hancock Funds, LLC	Legal counsel
601 Congress Street	Wilmer Cutler Pickering
Boston, MA 02210-2805	Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock High Yield Fund.

5700A 5/06 7/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $112,500 for the fiscal year ended May 31, 2005 (broken out as follows: John Hancock Government Income Fund - $38,000, John Hancock High Yield Fund - $41,500 and John Hancock Investment Grade Bond Fund - $33,000) and $88,600 for the fiscal year ended May 31, 2006 (broken out as follows: John Hancock Government Income Fund - $28,700, John Hancock High Yield Fund - $31,350 and John Hancock Investment Grade Bond Fund - $28,550). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $7,200 for the fiscal year ended May 31, 2005 (broken out as follows: John Hancock Government Income Fund - $2,400, John Hancock High Yield Fund - $2,400 and John Hancock Investment Grade Bond Fund - $2,400) and $10,750 for the fiscal year ended May 31, 2006 (broken out as follows: John Hancock Government Income Fund - $3,600, John Hancock High Yield Fund - $3,950 and John Hancock Investment Grade Bond Fund - $3,200). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $72,000 for the fiscal year ended May 31, 2005, and $384,600 for the fiscal year ended May 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter" and “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer

Date: July 27,2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer

Date: July 27,2006

By: /s/ John G. Vrysen ------------------------------------- John G. Vrysen Executive Vice President and Chief Financial Officer

Date: July 27,2006